Filed pursuant to Rule 497(c)
                                                   File No. 333-19497


                        PBHG INSURANCE SERIES FUND, INC.

                            PBHG GROWTH II PORTFOLIO
                        PBHG LARGE CAP GROWTH PORTFOLIO

                          PROSPECTUS DATED MAY 1, 1997

PBHG Insurance Series Fund, Inc. (the "Fund") is an open-end diversified management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized six series, two of which are available hereunder.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. The Fund's shares are offered only to insurance companies ("Participating Insurance Companies") to fund benefits under their variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

Please read this Prospectus carefully and retain it for future reference. This Prospectus should be read in conjunction with the prospectuses issued by the Participating Insurance Companies for the VA Contracts and VLI Policies that accompany this Prospectus. Additional information about the Fund and the Portfolios is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling the Fund at 1-800-347-9256. The Statement of Additional Information, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING OFFERED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS.

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----

SUMMARY..............................................................     1

INVESTMENT OBJECTIVES AND POLICIES...................................     2

GENERAL INVESTMENT POLICIES AND STRATEGIES...........................     3

RISK FACTORS.........................................................     3

INVESTMENT LIMITATIONS...............................................     4

PURCHASES AND REDEMPTIONS............................................     5

NET ASSET VALUE......................................................     5

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS..............................     6

PERFORMANCE ADVERTISING..............................................     6

GENERAL INFORMATION..................................................     8

GLOSSARY OF PERMITTED INVESTMENTS....................................    11

SUMMARY
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THE FUND

     The Fund is an open-end diversified management investment company which currently offers shares of six Portfolios, two of which are available hereunder. The two available Portfolios are: the PBHG Growth II Portfolio (the "Growth II Portfolio") and the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"). Each of the Portfolios has distinct investment objectives and policies. See "Investment Objectives and Policies." Additional Portfolios may be added to the Fund in the future. This Prospectus will be supplemented or amended to reflect the addition of any new Portfolios.

     This summary, which provides basic information about the Portfolios and the Fund, is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

     WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS? The Growth II Portfolio seeks capital appreciation. The Large Cap Growth Portfolio seeks long-term growth of capital. There can be no assurance that a Portfolio will achieve its investment objective. Each Portfolio will invest primarily in a variety of equity securities in accordance with its particular investment program and policies. The Growth II Portfolio invests primarily in equity securities of small and medium capitalization companies believed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") to have an outlook for strong earnings growth and the potential for significant capital appreciation. The Large Cap Growth Portfolio invests primarily in equity securities of larger capitalization companies that are perceived by the Adviser to have a strong potential for capital appreciation.

     WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIOS? Each Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate. Each Portfolio may invest in stocks and convertible securities that may be traded in the over-the-counter market. Some of these securities may not be as liquid as exchange-listed stocks. In addition, the Growth II Portfolio invests extensively in securities of small capitalization companies and, therefore, may experience greater price volatility than investment companies that invest primarily in more established, larger capitalized companies. Each of the Portfolios may invest in equity securities of non-U.S. issuers, which are subject to certain risks not typically associated with domestic securities. Such risks include changes in currency rates and in exchange control regulations, costs associated with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity, less government supervision of securities markets, changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits. The Portfolios also may enter into futures contracts, which are subject to special risks. When futures contracts are being used for hedging purposes, such risks include the potential of imperfect correlation between the change in the value of a futures contract purchased or sold and the market value of the securities held by the Portfolios, the possible failure to correctly predict movements in the direction of the market; and the risk that the Portfolios may not be able to close out a particular futures contract because of a lack of a liquid secondary market in such futures contract. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract. See "Investment Objectives and Policies", "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus and see "Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information.

     WHO IS THE ADVISER? Pilgrim Baxter & Associates, Ltd. serves as the investment adviser to each Portfolio. See "The Adviser."

     WHO ARE THE ADMINISTRATOR AND SUB-ADMINISTRATOR? PBHG Fund Services serves as the Administrator of the Fund and SEI Fund Resources, an affiliate of the Fund's distributor, serves as Sub-Administrator of the Fund. See "The Administrator and Sub-Administrator."

     WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent, dividend disbursing agent and shareholder servicing agent of the Fund. See "The Transfer Agent."

     WHO IS THE DISTRIBUTOR? SEI Financial Services Company provides the Fund with distribution services. See "The Distributor."

     HOW ARE SHARES PURCHASED AND REDEEMED? Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. See "Purchases and Redemptions."

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INVESTMENT OBJECTIVES AND POLICIES
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GROWTH II PORTFOLIO

The Growth II Portfolio seeks capital appreciation. The Portfolio will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the opinion of the Adviser, there may be times when the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets invested in convertible securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks and convertible securities of small and medium sized growth companies (market capitalization or annual revenues up to $4 billion). The average market capitalizations of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $4 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the Portfolio.

The Portfolio will seek to achieve its objective by investing in companies believed by the Adviser to have an outlook for strong earnings growth and the potential for significant capital appreciation. Securities will be sold when the Adviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have somewhat greater volatility than the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Because the investment techniques employed by the Adviser are responsive to near-term earnings trends of the companies whose securities are owned by the Portfolio, portfolio turnover can be expected to be fairly high.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including American Depository Receipts ("ADRs")), and may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board of Directors of the Fund. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

LARGE CAP GROWTH PORTFOLIO

The Large Cap Growth Portfolio seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, and debt securities and preferred stock convertible into common stocks. Normally, the Portfolio will purchase exchange-traded and over-the-counter equity securities, including foreign securities traded in the United States. The Portfolio may invest in convertible debt securities rated investment grade by a nationally recognized statistical rating organization ("NRSRO") (i.e., within one of the four highest rating categories).

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of large capitalization companies that, in the Adviser's opinion, have an outlook for strong growth in earnings and potential for capital appreciation. Such companies have market capitalizations in excess of $1 billion. The Adviser also will consider the diversity of industries in choosing investments for the Portfolio.

While it has no present intention to do so, the Portfolio reserves the right to invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks and stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

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GENERAL INVESTMENT POLICIES AND STRATEGIES
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INVESTMENT PROCESS: GROWTH II AND LARGE CAP GROWTH PORTFOLIOS

The Adviser's investment process in managing the assets of each Portfolio is both quantitative and fundamental, and is focused on quality earnings growth. In seeking to identify the investment opportunities for the Portfolios, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each Portfolio and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios for the Portfolios that possess strong growth characteristics. The Adviser tries to keep each such Portfolio fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the Portfolios maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rate for the Growth II and Large Cap Growth Portfolios will not exceed 150%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition, high rates of portfolio turnover may adversely affect each Portfolio's status as a "regulated investment company" ("RIC") under Section 851 of the Internal Revenue Code of 1986, as amended ("Code").

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information.

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RISK FACTORS
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SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. The Growth II Portfolio invests extensively in securities issued by small capitalization companies. While the Adviser intends to invest in small and medium capitalization companies that have strong balance sheets and that the Adviser's research indicates should exceed consensus earnings expectations, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each of the Portfolios may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which these Portfolios invest may not be as great as that of other securities and if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

FUTURES CONTRACTS

The primary risks associated with the use of futures contracts for hedging purposes are: (i) imperfect correlations between the change in market value of the securities held by a Portfolio and the prices of futures contracts purchased or sold by a Portfolio; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position, which could have an adverse impact on a Portfolio's ability to execute futures and options strategies; and (iii) the possible failure to correctly predict movements in the direction of the market. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract.

For additional information regarding risks and permitted investments for each Portfolio, see "Glossary of Permitted Investments" and the Statement of Additional Information.

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INVESTMENT LIMITATIONS
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The investment objectives of each Portfolio, the investment limitations set forth below and certain investment limitations contained in the Statement of Additional Information are fundamental policies of the Portfolios. A Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio, as a fundamental policy, may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of each Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary or for emergency purposes and then only in an amount not exceeding 10% of the value of each Portfolio's total assets (except not exceeding 33 1/3% of the value of total assets with respect to the Growth II Portfolio). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making investments.

The foregoing percentages will apply at the time of the purchase of a security.

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PURCHASES AND REDEMPTIONS
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Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy and on how to select the Portfolios as investment options for a VA Contract or VLI Policy.

PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners and VLI Policy owners would be permitted to continue to authorize investments in the Portfolios.

REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Fund or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company. Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.

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NET ASSET VALUE
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Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors. See "Determination of Net Asset Value" in the Statement of Additional Information.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
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TAXES

For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus.

Each Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner and VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

INTERNAL REVENUE SERVICE REQUIREMENTS

The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of VA Contracts and VLI Policies. See the Statement of Additional Information for more specific information.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Fund for federal income tax purposes.

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PERFORMANCE ADVERTISING
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From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of each Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of a Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.

Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

PUBLIC FUND PERFORMANCE

The Large Cap Growth Portfolio is newly organized and does not yet have its own performance record. However, the Portfolio has the same investment objective and follows substantially the same investment strategies as a series of a mutual fund ("public fund") whose shares are currently sold to the public and managed by the Adviser.

Set forth below is the historical performance of the corresponding series of the public fund. Investors should not consider the performance data of the series of the public fund as an indication of the future performance of the Large Cap Growth Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the corresponding series of the public fund, AND NOT THOSE TO BE PAID BY THE PORTFOLIO. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Participating Insurance Company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Large Cap Growth Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolio to calculate its own performance.

The following table shows average annualized total returns for the time periods shown for the series of the public fund.

                           LARGE CAP GROWTH PORTFOLIO

                                                SINCE
                                    1 YEAR    INCEPTION
                                    ------    ---------
CORRESPONDING SERIES OF THE
  PUBLIC FUND
The PBHG Funds, Inc. --
  PBHG Large Cap Growth Fund.....   -1.77%      21.49%


Results shown are through the period ended March 31, 1997 for the public fund series. The inception date for the public fund series is April 5, 1995 for the PBHG Large Cap Growth Fund.

PRIVATE ACCOUNT PERFORMANCE

The Growth II Portfolio is newly organized and does not yet have its own performance record. However, the Growth II Portfolio has an investment objective, policies and strategies which are substantially similar to those employed by the Adviser with respect to certain Private Accounts.

Thus, the performance information derived from these Private Accounts may be relevant to an investor. The performance of the Growth II Portfolio will vary from the Private Account composite information because the Growth II Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Code which, if applicable, may have adversely affected the performance results of the Private Account Composites.

The chart below shows performance information derived from historical composite performance of the Private Accounts included in the Pilgrim Baxter & Associates, Ltd. Mid-Cap Growth Composite. The performance figures shown represent the performance results of the composite of Private Accounts managed in a comparable manner, adjusted to reflect the deduction of the fees and expenses anticipated to be paid by the Growth II Portfolio.

The Private Account composite performance figures are time-weighted rates of return which include all income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of the Growth II Portfolio.

The following table shows performance information derived from Private Account historical composite performance reduced by anticipated Growth II Portfolio fees and expenses, as well as comparisons with the S&P 500, an unmanaged index generally considered to be representative of the stock market.

PRIVATE ACCOUNT COMPOSITE PERFORMANCE

                              1 YEAR    5 YEARS    10 YEARS
                              ------    -------    --------

Pilgrim Baxter &
  Associates, Ltd.
  Mid-Cap Growth
  Composite*................   -13.85%    11.42%      9.66%

S&P 500 Stock Index.........    19.88%    16.41%     13.39%

* Results shown are through the period ended March 31, 1997. The inception date is January 1, 1983 for the Pilgrim Baxter & Associates, Ltd. Mid-Cap Growth Composite.

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GENERAL INFORMATION
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THE FUND

The Fund, an open-end management investment company, was incorporated in Maryland in 1997. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional series.

Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Portfolio under federal securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

THE ADVISER

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to over $12 billion in assets. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each of the Portfolios under an investment advisory agreement with the Fund (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the investment program of each Portfolio, which includes managing and selecting investments, subject to the supervision of, and policies established by, the Board of Directors of the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Growth II Portfolio's average daily net assets and 0.75% of the Large Cap Growth Portfolio's average daily net assets. The advisory fees paid by each Portfolio are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"), with respect to each Portfolio, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to not more than 1.20% of the average daily net assets of the Growth II Portfolio and to not more than 1.10% of the average daily net assets of the Large Cap Growth Portfolio, through December 31, 1997. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the Total Operating Expense percentages described above.

THE PORTFOLIO MANAGERS

The Growth II Portfolio will be managed by Gary L. Pilgrim, CFA, and Bruce J. Muzina. Mr. Pilgrim has served as the Chief Investment Officer of the Adviser since 1990 and has been its President since 1993. Mr. Pilgrim currently manages or co-manages several series of The PBHG Funds, Inc., another mutual fund managed by the Adviser. Mr. Muzina joined the Adviser in 1985 from Citibank, where he was Vice President/Portfolio Manager of U.S. equity portfolios for international institutional accounts. His experience includes security analysis and investment research focused on health care and chemical industries, as well as pension and profit sharing portfolio management at a major advisory firm and at Philadelphia National Bank. Mr. Muzina is an honors MBA graduate of Temple University and received his undergraduate degree from Pennsylvania State University.

The Large Cap Growth Portfolio will be managed by James D. McCall. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First Maryland Bank Corporation (May 1992 to November 1994) and a portfolio manager with Provident Mutual Management, Inc. prior to that time. Mr. McCall currently manages three series of The PBHG Funds, Inc., and has managed or co-managed such series since their inception. Mr. McCall also manages the PBHG Large Cap 20 Fund, a series of The PBHG Funds, Inc. and has done so since its inception.

THE ADMINISTRATOR AND THE SUB-ADMINISTRATOR

PBHG Fund Services (the "Administrator") provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The principal place of business of the Administrator is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

SEI Fund Resources (the "Sub-Administrator"), an indirect wholly-owned subsidiary of SEI Corporation ("SEI") and an affiliate of the Fund's distributor, assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to $2.5 billion of the total average daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc., and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total average daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc. in excess of $2.5 billion.

THE TRANSFER AGENT AND SUB-TRANSFER AGENT

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund under a transfer agent agreement with the Fund.

From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), One Freedom Valley Road, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, provides the Fund with distribution services.

DIRECTORS OF THE FUND

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

     CONFLICTS OF INTEREST. Each Portfolio offers its shares to VA Contracts and VLI Policies offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other. Due to differences of tax treatment and other considerations, the interests of VA Contract and VLI Policy owners participating in the Portfolios may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts to withdraw its investments in the Portfolios. As a result, the Portfolios may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolios to any VA Contract or VLI Policy or may suspend or terminate the offering of shares of the Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolios.

REPORTING

The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Katten Muchin & Zavis serves as counsel to the Fund. Coopers & Lybrand, L.L.P. serves as the independent accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A. ("Custodian"), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

MISCELLANEOUS

As of the date of this Prospectus, the Adviser, as each Portfolio's initial shareholder, owned of record or beneficially, all of the outstanding shares of each Portfolio, and may be deemed to be a controlling person of each Portfolio for purposes of the 1940 Act.

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GLOSSARY OF PERMITTED INVESTMENTS
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The following is a description of permitted investments for the Portfolios:

AMERICAN DEPOSITORY RECEIPTS ("ADRS") AND GLOBAL DEPOSITORY RECEIPTS ("GDRS") -- ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

CONVERTIBLE SECURITIES -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DEMAND INSTRUMENTS -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

DERIVATIVES -- Derivatives are securities that derive their value from other securities. The following, among others, are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

EQUITY SECURITIES -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

FORWARD FOREIGN CURRENCY CONTRACTS -- Foreign currency exchange transactions may be used to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which a Portfolio's portfolio securities are or may be denominated. Such transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into each Portfolio's long-term investment strategies. However, the Adviser believes that it is important to have the flexibility to enter into forward foreign currency contracts when it determines that the best interests of a Portfolio will be served.

When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio in question may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

Generally, a Portfolio will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Portfolio or to hedge a specific security transaction or portfolio position. If a Portfolio enters into forward foreign currency contracts to cover activities which are essentially speculative, the Portfolio will segregate cash or readily marketable securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to such contracts.

Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. Similarly, if the Adviser increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss.

FUTURES CONTRACTS -- Futures contracts are derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, securities index or currency at a specified future time and price. A Portfolio will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

ILLIQUID SECURITIES -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Portfolio has valued the security.

MORTGAGE-BACKED SECURITIES -- Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

RECEIPTS -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

REPURCHASE AGREEMENTS -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. Each Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

RESTRICTED SECURITIES -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Portfolio may invest in restricted securities that the Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Fund. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. The Fund may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolios.

TIME DEPOSIT -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon or corpus payments on such securities through a book-entry record-keeping system.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Portfolio's assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities.

                                                   Filed pursuant to Rule 497(c)
                                                   File No: 333-19497

                        PBHG INSURANCE SERIES FUND, INC.

                            PBHG GROWTH II PORTFOLIO
                   PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

                          PROSPECTUS DATED MAY 1, 1997

PBHG Insurance Series Fund, Inc. (the "Fund") is an open-end diversified management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized six series, two of which are available hereunder.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. The Fund's shares are offered only to insurance companies ("Participating Insurance Companies") to fund benefits under their variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

Please read this Prospectus carefully and retain it for future reference. This Prospectus should be read in conjunction with the prospectuses issued by the Participating Insurance Companies for the VA Contracts and VLI Policies that accompany this Prospectus. Additional information about the Fund and the Portfolios is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling the Fund at 1-800-347-9256. The Statement of Additional Information, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING OFFERED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS.

                               TABLE OF CONTENTS

                                                                                                              PAGE
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SUMMARY....................................................................................................     1

INVESTMENT OBJECTIVES AND POLICIES.........................................................................     3

GENERAL INVESTMENT POLICIES AND STRATEGIES.................................................................     4

RISK FACTORS...............................................................................................     4

INVESTMENT LIMITATIONS.....................................................................................     6

PURCHASES AND REDEMPTIONS..................................................................................     6

NET ASSET VALUE............................................................................................     7

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS....................................................................     7

PERFORMANCE ADVERTISING....................................................................................     7

GENERAL INFORMATION........................................................................................     9

GLOSSARY OF PERMITTED INVESTMENTS..........................................................................    12

SUMMARY
--------------------------------------------------------------------------------

THE FUND

     The Fund is an open-end diversified management investment company which currently offers shares of six Portfolios, two of which are available hereunder. The two available Portfolios are: the PBHG Growth II Portfolio (the "Growth II Portfolio") and the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"). Each of the Portfolios has distinct investment objectives and policies. See "Investment Objectives and Policies." Additional Portfolios may be added to the Fund in the future. This Prospectus will be supplemented or amended to reflect the addition of any new Portfolios.

     This summary, which provides basic information about the Portfolios and the Fund, is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

     WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS? The Growth II Portfolio seeks capital appreciation. The Technology & Communications Portfolio seeks long-term growth of capital. There can be no assurance that a Portfolio will achieve its investment objective. Each Portfolio will invest primarily in a variety of equity securities in accordance with its particular investment program and policies. The Growth II Portfolio invests primarily in equity securities of small and medium capitalization companies believed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") to have an outlook for strong earnings growth and the potential for significant capital appreciation. The Technology & Communications Portfolio invests primarily in equity securities of companies, without regard to market capitalization, which rely extensively on science and technology in their product development or operations, or which are expected to benefit from technological improvements and which may be experiencing exceptional growth in sales and earnings driven by technology-related products and services.

     WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIOS? Each Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate. Each Portfolio may invest in stocks and convertible securities that may be traded in the over-the-counter market. Some of these securities may not be as liquid as exchange-listed stocks. In addition, the Growth II Portfolio invests extensively in securities of small capitalization companies and, to a lesser extent, the Technology & Communications Portfolio also invests in small or medium capitalization company stocks and, therefore, may experience greater price volatility than investment companies that invest primarily in more established, larger capitalized companies. Although the Technology & Communications Portfolio will invest in the securities of technology companies in many different industries, many of these industries share common characteristics. Furthermore, equity securities of technology companies may be subject to greater price volatility than securities of companies in many other industries. Each of the Portfolios may invest in equity securities of non-U.S. issuers, which are subject to certain risks not typically associated with domestic securities. Such risks include changes in currency rates and in exchange control regulations, costs associated with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity, less government supervision of securities markets, changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits. The Portfolios also may enter into futures contracts, which are subject to special risks. When futures contracts are being used for hedging purposes, such risks include the potential of imperfect correlation between the change in the value of a futures contract purchased or sold and the market value of the securities held by the Portfolios; the possible failure to correctly predict movements in the direction of the market; and the risk that the Portfolios may not be able to close out a particular futures contract because of a lack of a liquid secondary market in such futures contract. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract. See "Investment Objectives and Policies," "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus and see "Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information.

     WHO IS THE ADVISER? Pilgrim Baxter & Associates, Ltd. serves as the investment adviser to each Portfolio. See "The Adviser."

     WHO ARE THE ADMINISTRATOR AND SUB-ADMINISTRATOR? PBHG Fund Services serves as the Administrator of the Fund and SEI Fund Resources, an affiliate of the Fund's distributor, serves as Sub-Administrator of the Fund. See "The Administrator and Sub-Administrator."

     WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent, dividend disbursing agent and shareholder servicing agent of the Fund. See "The Transfer Agent."

     WHO IS THE DISTRIBUTOR? SEI Financial Services Company provides the Fund with distribution services. See "The Distributor."

     HOW ARE SHARES PURCHASED AND REDEEMED? Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. See "Purchases and Redemptions."

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INVESTMENT OBJECTIVES AND POLICIES
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GROWTH II PORTFOLIO

The Growth II Portfolio seeks capital appreciation. The Portfolio will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the opinion of the Adviser, there may be times when the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets invested in convertible securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks and convertible securities of small and medium sized growth companies (market capitalization or annual revenues up to $4 billion). The average market capitalizations of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $4 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the Portfolio.

The Portfolio will seek to achieve its objective by investing in companies believed by the Adviser to have an outlook for strong earnings growth and the potential for significant capital appreciation. Securities will be sold when the Adviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have somewhat greater volatility than the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Because the investment techniques employed by the Adviser are responsive to near-term earnings trends of the companies whose securities are owned by the Portfolio, portfolio turnover can be expected to be fairly high.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including American Depositary Receipts ("ADRs")), and may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The Technology & Communications Portfolio seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of companies which rely extensively on technology or communications in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing exceptional growth in sales and earnings driven by technology- or communication-related products and services.

Such technology and communications companies may be in many different industries or fields, including computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental. As a result of this focus, the Portfolio offers investors the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments.

The Portfolio will normally be fully invested in common stocks (including ADRs) of such technology and communications companies, but also may invest in warrants and rights to purchase common stocks and debt securities and preferred stocks convertible into common stocks. Stock selections will not be based on company size, but rather on an assessment of a company's fundamental prospects. As a result, the Portfolio's stock holdings can range from small companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing and marketing such scientific advances.

Normally, the Portfolio will purchase securities traded in the U.S. or Canada on registered exchanges or in the over-the-counter market. The Portfolio may also invest, in the aggregate, up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the U.S. and Canada and, for hedging purposes, may purchase and sell options on stocks or stock indices. The Portfolio also may invest up to 15% of its net assets in illiquid securities. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

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GENERAL INVESTMENT POLICIES AND STRATEGIES
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INVESTMENT PROCESS: GROWTH II AND TECHNOLOGY & COMMUNICATIONS PORTFOLIOS

The Adviser's investment process in managing the assets of each Portfolio is both quantitative and fundamental, and is focused on quality earnings growth. In seeking to identify the investment opportunities for the Portfolios, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each Portfolio and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios for the Portfolios that possess strong growth characteristics. The Adviser tries to keep each such Portfolio fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the Portfolios maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rate for the Growth II Portfolio will not exceed 150%. It is expected that under normal market conditions, the annual portfolio turnover rate for the Technology & Communications Portfolio will not exceed 300%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition, high rates of portfolio turnover may adversely affect each Portfolio's status as a "regulated investment company" ("RIC") under Section 851 of the Internal Revenue Code of 1986, as amended ("Code").

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information.

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RISK FACTORS
------------------------------------------------------

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. The Growth II Portfolio invests extensively in securities issued by small capitalization companies and, in certain cases, the Technology & Communications Portfolio invests in securities of issuers with small or medium market capitalizations. While the Adviser intends to invest in small and medium capitalization companies that have strong balance sheets and that the Adviser's research indicates should exceed consensus earnings expectations, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each of the Portfolios may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which these Portfolios invest may not be as great as that of other securities and if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

INVESTMENTS IN TECHNOLOGY COMPANIES

Equity securities of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Although the Technology & Communications Portfolio will invest in the securities of technology companies operating in various industries, many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Portfolio's investments in technology companies. For example, the technology companies in which the Technology & Communications Portfolio invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FUTURES CONTRACTS

The primary risks associated with the use of futures contracts for hedging purposes are: (i) imperfect correlations between the change in market value of the securities held by a Portfolio and the prices of futures contracts purchased or sold by a Portfolio; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position, which could have an adverse impact on a Portfolio's ability to execute futures and options strategies; and (iii) the possible failure to correctly predict movements in the direction of the market. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract.

For additional information regarding risks and permitted investments for each Portfolio, see "Glossary of Permitted Investments" and the Statement of Additional Information.

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INVESTMENT LIMITATIONS
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The investment objectives of each Portfolio, the investment limitations set forth below and certain investment limitations contained in the Statement of Additional Information are fundamental policies of the Portfolios. A Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio, as a fundamental policy, may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of each Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary or for emergency purposes and then only in an amount not exceeding 10% of the value of each Portfolio's total assets (except not exceeding 33 1/3% of the value of total assets with respect to the Growth II Portfolio). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making investments.

The foregoing percentages will apply at the time of the purchase of a security.

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PURCHASES AND REDEMPTIONS
------------------------------------------------------

Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy and on how to select the Portfolios as investment options for a VA Contract or VLI Policy.

PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners and VLI Policy owners would be permitted to continue to authorize investments in the Portfolios.

REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the

Fund or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company. Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.

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NET ASSET VALUE
------------------------------------------------------

Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors. See "Determination of Net Asset Value" in the Statement of Additional Information.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
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TAXES

For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus.

Each Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code of 1986. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner and VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

INTERNAL REVENUE SERVICE REQUIREMENTS

The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of VA Contracts and VLI Policies. See the Statement of Additional Information for more specific information.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Fund for federal income tax purposes.

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PERFORMANCE ADVERTISING
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From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of each Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of a Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.

Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

PUBLIC FUND PERFORMANCE

The Technology & Communications Portfolio is newly organized and does not yet have its own performance record. However, the Portfolio has the same investment objective and follows substantially the same investment strategies as a series of a mutual fund ("public fund") whose shares are currently sold to the public and managed by the Adviser.

Set forth below is the historical performance of the corresponding series of the public fund. Investors should not consider the performance data of the series of the public fund as an indication of the future performance of the Technology & Communications Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the corresponding series of the public fund, and NOT THOSE TO BE PAID BY THE PORTFOLIO. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Participating Insurance Company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Technology & Communications Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolio to calculate its own performance.

The following table shows average annualized total returns for the time periods shown for the series of the public fund.


                      TECHNOLOGY & COMMUNICATIONS PORTFOLIO

                                                SINCE
                                    1 YEAR    INCEPTION
                                    ------     -------
CORRESPONDING SERIES OF THE
  PUBLIC FUND
The PBHG Funds, Inc. --
  PBHG Technology &
  Communications Fund............   19.59%      30.52%

Results shown are through the period ended March 31, 1997 for the public fund series. The inception date for the public fund series is October 2, 1995.

PRIVATE ACCOUNT PERFORMANCE

The Growth II Portfolio is newly organized and does not yet have its own performance record. However, the Growth II Portfolio has an investment objective, policies and strategies which are substantially similar to those employed by the Adviser with respect to certain Private Accounts.

Thus, the performance information derived from these Private Accounts may be relevant to an investor. The performance of the Growth II Portfolio will vary from the Private Account composite information because the Growth II Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Code which, if applicable, may have adversely affected the performance results of the Private Account Composites.

The chart below shows performance information derived from historical composite performance of the Private Accounts included in the Pilgrim Baxter & Associates, Ltd. Mid-Cap Growth Composite. The performance figures shown represent the performance results of the composite of Private Accounts managed in a comparable manner, adjusted to reflect the deduction of the fees and expenses anticipated to be paid by the Growth II Portfolio.

The Private Account composite performance figures are time-weighted rates of return which include all income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of the Growth II Portfolio.

The following tables show performance information derived from Private Account historical composite performance reduced by anticipated Growth II Portfolio fees and expenses, as well as comparisons with the S&P 500, an unmanaged index generally considered to be representative of the stock market.

PRIVATE ACCOUNT COMPOSITE PERFORMANCE

                            1 YEAR    5 YEARS    10 YEARS
                            ------    -------    --------
Pilgrim Baxter &
  Associates, Ltd.
  Mid-Cap Growth
  Composite*.............   -13.85%    11.42%       9.66%
S&P 500 Stock
  Index..................    19.88%    16.41%      13.39%

* Results shown are through the period ended March 31, 1997. The inception date is January 1, 1983 for the Pilgrim Baxter & Associates, Ltd. Mid-Cap Growth Composite.

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GENERAL INFORMATION
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THE FUND

The Fund, an open-end management investment company, was incorporated in Maryland in 1997. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional series.

Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Portfolio under federal securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

THE ADVISER

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to over $12 billion in assets. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each of the Portfolios under an investment advisory agreement with the Fund (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the investment program of each Portfolio, which includes managing and selecting investments, subject to the supervision of, and policies established by, the Board of Directors of the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of each of the Growth II and Technology & Communications Portfolios' average daily net assets. The advisory fees paid by each Portfolio are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"), with respect to each Portfolio, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to not more than 1.20% of the average daily net assets of the Growth II and Technology & Communications Portfolios through December 31, 1997. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the Total Operating Expense percentages described above.

THE PORTFOLIO MANAGERS

The Growth II Portfolio will be managed by Gary L. Pilgrim, CFA, and Bruce J. Muzina. Mr. Pilgrim has served as the Chief Investment Officer of the Adviser since 1990 and has been its President since 1993. Mr. Pilgrim currently manages or co-manages several series of The PBHG Funds, Inc., another mutual fund managed by the Adviser. Mr. Muzina joined the Adviser in 1985 from Citibank, where he was Vice President/Portfolio Manager of U.S. equity portfolios for international institutional accounts. His experience includes security analysis and investment research focused on health care and chemical industries, as well as pension and profit sharing portfolio management at a major advisory firm and at Philadelphia National Bank. Mr. Muzina is an honors MBA graduate of Temple University and received his undergraduate degree from Pennsylvania State University.

John F. Force, CFA, will manage the Technology & Communications Portfolio. Mr. Force joined the Adviser in 1993 and is a portfolio manager and equity analyst for the Adviser. He currently co-manages the PBHG Technology & Communications Fund, a series of The PBHG Funds, Inc. Prior to joining the Adviser, Mr. Force was Vice President/Portfolio Manager at Fiduciary Management Associates from July, 1987 to September, 1992.

THE ADMINISTRATOR AND THE SUB-ADMINISTRATOR

PBHG Fund Services (the "Administrator") provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The principal place of business of the Administrator is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

SEI Fund Resources (the "Sub-Administrator"), an indirect wholly-owned subsidiary of SEI Corporation ("SEI") and an affiliate of the Fund's distributor, assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to $2.5 billion of the total average daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc., and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total average daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc. in excess of $2.5 billion.

THE TRANSFER AGENT AND SUB-TRANSFER AGENT

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund under a transfer agent agreement with the Fund.

From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), One Freedom Valley Road, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, provides the Fund with distribution services.

DIRECTORS OF THE FUND

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

CONFLICTS OF INTEREST. Each Portfolio offers its shares to VA Contracts and VLI Policies offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other. Due to differences of tax treatment and other considerations, the interests of VA Contract and VLI Policy owners participating in the Portfolios may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts to withdraw its investments in the Portfolios. As a result, the Portfolios may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolios to any VA Contract or VLI Policy or may suspend or terminate the offering of shares of the Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolios.

REPORTING

The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Katten Muchin & Zavis serves as counsel to the Fund. Coopers & Lybrand, L.L.P. serves as the independent accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A. ("Custodian"), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

MISCELLANEOUS

As of the date of this Prospectus, the Adviser, as each Portfolio's initial shareholder, owned of record or beneficially, all of the outstanding shares of each Portfolio, and may be deemed to be a controlling person of each Portfolio for purposes of the 1940 Act.

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GLOSSARY OF PERMITTED INVESTMENTS
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The following is a description of permitted investments for the Portfolios:

AMERICAN DEPOSITORY RECEIPTS ("ADRS") AND GLOBAL DEPOSITORY RECEIPTS ("GDRS") -- ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

CONVERTIBLE SECURITIES -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DEMAND INSTRUMENTS -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

DERIVATIVES -- Derivatives are securities that derive their value from other securities. The following, among others, are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

EQUITY SECURITIES -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

FORWARD FOREIGN CURRENCY CONTRACTS -- Foreign currency exchange transactions may be used to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which a Portfolio's portfolio securities are or may be denominated. Such transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into each Portfolio's long-term investment strategies. However, the Adviser believes that it is important to have the flexibility to enter into forward foreign currency contracts when it determines that the best interests of a Portfolio will be served.

When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio in question may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

Generally, a Portfolio will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Portfolio or to hedge a specific security transaction or portfolio position. If a Portfolio enters into forward foreign currency contracts to cover activities which are essentially speculative, the Portfolio will segregate cash or readily marketable securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to such contracts.

Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. Similarly, if the Adviser increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss.

FUTURES CONTRACTS -- Futures contracts are derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, securities index or currency at a specified future time and price. A Portfolio will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

ILLIQUID SECURITIES -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Portfolio has valued the security.

MORTGAGE-BACKED SECURITIES -- Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

RECEIPTS -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

REPURCHASE AGREEMENTS -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. Each Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

RESTRICTED SECURITIES -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Portfolio may invest in restricted securities that the Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Fund. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. The Fund may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolios.

TIME DEPOSIT -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of securities recorded directly into the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon or corpus payments on such securities through a book-entry record-keeping system.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Portfolio's assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities.

                                                   Filed pursuant to Rule 497(c)
                                                   File No: 333-19497



                        PBHG INSURANCE SERIES FUND, INC.

                            PBHG GROWTH II PORTFOLIO
                        PBHG LARGE CAP GROWTH PORTFOLIO
                   PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

                          PROSPECTUS DATED MAY 1, 1997

PBHG Insurance Series Fund, Inc. (the "Fund") is an open-end diversified management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized six series, three of which are available hereunder.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. The Fund's shares are offered only to insurance companies ("Participating Insurance Companies") to fund benefits under their variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

Please read this Prospectus carefully and retain it for future reference. This Prospectus should be read in conjunction with the prospectuses issued by the Participating Insurance Companies for the VA Contracts and VLI Policies that accompany this Prospectus. Additional information about the Fund and the Portfolios is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling the Fund at 1-800-347-9256. The Statement of Additional Information, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING OFFERED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS.

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----

SUMMARY...............................................................     1

INVESTMENT OBJECTIVES AND POLICIES....................................     3

GENERAL INVESTMENT POLICIES AND STRATEGIES............................     4

RISK FACTORS..........................................................     5

INVESTMENT LIMITATIONS................................................     6

PURCHASES AND REDEMPTIONS.............................................     6

NET ASSET VALUE.......................................................     7

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS...............................     7

PERFORMANCE ADVERTISING...............................................     8

GENERAL INFORMATION...................................................     9

GLOSSARY OF PERMITTED INVESTMENTS.....................................    13

SUMMARY
--------------------------------------------------------------------------------

THE FUND

     The Fund is an open-end diversified management investment company which currently offers shares of six Portfolios, three of which are available hereunder. The three available Portfolios are: the PBHG Growth II Portfolio (the "Growth II Portfolio"), PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio") and PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"). Each of the Portfolios has distinct investment objectives and policies. See "Investment Objectives and Policies." Additional Portfolios may be added to the Fund in the future. This Prospectus will be supplemented or amended to reflect the addition of any new Portfolios.

     This summary, which provides basic information about the Portfolios and the Fund, is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

     WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS? The Growth II Portfolio seeks capital appreciation. The Large Cap Growth and Technology & Communications Portfolios each seek long-term growth of capital. There can be no assurance that a Portfolio will achieve its investment objective. Each Portfolio will invest primarily in a variety of equity securities in accordance with its particular investment program and policies. The Growth II Portfolio invests primarily in equity securities of small and medium capitalization companies believed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") to have an outlook for strong earnings growth and the potential for significant capital appreciation. The Large Cap Growth Portfolio invests primarily in equity securities of larger capitalization companies that are perceived by the Adviser to have a strong potential for capital appreciation. The Technology & Communications Portfolio invests primarily in equity securities of companies, without regard to market capitalization, which rely extensively on science and technology in their product development or operations, or which are expected to benefit from technological improvements and which may be experiencing exceptional growth in sales and earnings driven by technology-related products and services.

     WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIOS? Each Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate. Each Portfolio may invest in stocks and convertible securities that may be traded in the over-the-counter market. Some of these securities may not be as liquid as exchange-listed stocks. In addition, the Growth II Portfolio invests extensively in securities of small capitalization companies and, to a lesser extent, the Technology & Communications Portfolio also invests in small or medium capitalization company stocks and, therefore, may experience greater price volatility than investment companies that invest primarily in more established, larger capitalized companies. Although the Technology & Communications Portfolio will invest in the securities of technology companies in many different industries, many of these industries share common characteristics. Furthermore, equity securities of technology companies may be subject to greater price volatility than securities of companies in many other industries. Each of the Portfolios may invest in equity securities of non-U.S. issuers, which are subject to certain risks not typically associated with domestic securities. Such risks include changes in currency rates and in exchange control regulations, costs associated with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity, less government supervision of securities markets, changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits. The Portfolios also may enter into futures contracts, which are subject to special risks. When futures contracts are being used for hedging purposes, such risks include the potential of imperfect correlation between the change in the value of a futures contract purchased or sold and the market value of the securities held by the Portfolios; the possible failure to correctly predict movements in the direction of the market; and the risk that the Portfolios may not be able to close out a particular futures contract because of a lack of a liquid secondary market in such futures contract. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract. See "Investment Objectives and Policies", "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus and see "Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information.

     WHO IS THE ADVISER? Pilgrim Baxter & Associates, Ltd. serves as the investment adviser to each Portfolio. See "The Adviser."

     WHO ARE THE ADMINISTRATOR AND SUB-ADMINISTRATOR? PBHG Fund Services serves as the Administrator of the Fund and SEI Fund Resources, an affiliate of the Fund's distributor, serves as Sub-Administrator of the Fund. See "The Administrator and Sub-Administrator."

     WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent, dividend disbursing agent and shareholder servicing agent of the Fund. See "The Transfer Agent."

     WHO IS THE DISTRIBUTOR? SEI Financial Services Company provides the Fund with distribution services. See "The Distributor."

     HOW ARE SHARES PURCHASED AND REDEEMED? Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. See "Purchases and Redemptions."

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INVESTMENT OBJECTIVES AND POLICIES
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GROWTH II PORTFOLIO

The Growth II Portfolio seeks capital appreciation. The Portfolio will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the opinion of the Adviser, there may be times when the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets invested in convertible securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks and convertible securities of small and medium sized growth companies (market capitalization or annual revenues up to $4 billion). The average market capitalizations of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $4 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the Portfolio.

The Portfolio will seek to achieve its objective by investing in companies believed by the Adviser to have an outlook for strong earnings growth and the potential for significant capital appreciation. Securities will be sold when the Adviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have somewhat greater volatility than the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Because the investment techniques employed by the Adviser are responsive to near-term earnings trends of the companies whose securities are owned by the Portfolio, portfolio turnover can be expected to be fairly high.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including American Depository Receipts ("ADRs")), and may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board of Directors of the Fund. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

LARGE CAP GROWTH PORTFOLIO

The Large Cap Growth Portfolio seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, and debt securities and preferred stock convertible into common stocks. Normally, the Portfolio will purchase exchange-traded and over-the-counter equity securities, including foreign securities traded in the United States. The Portfolio may invest in convertible debt securities rated investment grade by a nationally recognized statistical rating organization ("NRSRO") (i.e., within one of the four highest rating categories).

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of large capitalization companies that, in the Adviser's opinion, have an outlook for strong growth in earnings and potential for capital appreciation. Such companies have market capitalizations in excess of $1 billion. The Adviser also will consider the diversity of industries in choosing investments for the Portfolio.

While it has no present intention to do so, the Portfolio reserves the right to invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks and stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The Technology & Communications Portfolio seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. Under normal market conditions, the Portfolio will invest at least

65% of its total assets in common stocks of companies which rely extensively on technology or communications in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing exceptional growth in sales and earnings driven by technology- or communication-related products and services.

Such technology and communications companies may be in many different industries or fields, including computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental. As a result of this focus, the Portfolio offers investors the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments.

The Portfolio will normally be fully invested in common stocks (including ADRs) of such technology and communications companies, but also may invest in warrants and rights to purchase common stocks and debt securities and preferred stocks convertible into common stocks. Stock selections will not be based on company size, but rather on an assessment of a company's fundamental prospects. As a result, the Portfolio's stock holdings can range from small companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing and marketing such scientific advances.

Normally, the Portfolio will purchase securities traded in the U.S. or Canada on registered exchanges or in the over-the-counter market. The Portfolio may also invest, in the aggregate, up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the U.S. and Canada and, for hedging purposes, may purchase and sell options on stocks or stock indices. The Portfolio also may invest up to 15% of its net assets in illiquid securities. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.
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GENERAL INVESTMENT POLICIES AND STRATEGIES
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INVESTMENT PROCESS: GROWTH II, LARGE CAP GROWTH AND TECHNOLOGY & COMMUNICATIONS PORTFOLIOS

The Adviser's investment process in managing the assets of each Portfolio is both quantitative and fundamental, and is focused on quality earnings growth. In seeking to identify the investment opportunities for the Portfolios, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each Portfolio and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios for the Portfolios that possess strong growth characteristics. The Adviser tries to keep each such Portfolio fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the Portfolios maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rate for the Growth II and Large Cap Growth Portfolios will not exceed 150%. It is expected that under normal market conditions, the annual portfolio turnover rate for the Technology & Communications Portfolio will not exceed 300%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition, high rates of portfolio turnover may adversely affect each Portfolio's status as a "regulated investment company" ("RIC") under
Section 851 of the Internal Revenue Code of 1986, as amended ("Code").

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information.

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RISK FACTORS
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SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. The Growth II Portfolio invests extensively in securities issued by small capitalization companies and, in certain cases, the Technology & Communications Portfolio invests in securities of issuers with small or medium market capitalizations. While the Adviser intends to invest in small and medium capitalization companies that have strong balance sheets and that the Adviser's research indicates should exceed consensus earnings expectations, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each of the Portfolios may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which these Portfolios invest may not be as great as that of other securities and if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the amount of net income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

INVESTMENTS IN TECHNOLOGY COMPANIES

Equity securities of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Although the Technology & Communications Portfolio will invest in the securities of technology companies operating in various industries, many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Portfolio's investments in technology companies. For example, the technology companies in which the Technology & Communications Portfolio invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FUTURES CONTRACTS

The primary risks associated with the use of futures contracts for hedging purposes are: (i) imperfect correlations between the change in market value of the securities held by a Portfolio and the prices of futures contracts purchased or sold by a Portfolio; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position, which could have an adverse impact on a Portfolio's ability to execute futures and options strategies; and (iii) the possible failure to correctly predict movements in the direction of the market. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract.

For additional information regarding risks and permitted investments for each Portfolio, see "Glossary of Permitted Investments" and the Statement of Additional Information.

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INVESTMENT LIMITATIONS
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The investment objectives of each Portfolio, the investment limitations set forth below and certain investment limitations contained in the Statement of Additional Information are fundamental policies of the Portfolios. A Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio, as a fundamental policy, may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of each Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary or for emergency purposes and then only in an amount not exceeding 10% of the value of each Portfolio's total assets (except not exceeding 33 1/3% of the value of total assets with respect to the Growth II Portfolio). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making investments.

The foregoing percentages will apply at the time of the purchase of a security.

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PURCHASES AND REDEMPTIONS
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Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy and on how to select the Portfolios as investment options for a VA Contract or VLI Policy.

PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners and VLI Policy owners would be permitted to continue to authorize investments in the Portfolios.

REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Fund or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company. Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.

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NET ASSET VALUE
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Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors. See "Determination of Net Asset Value" in the Statement of Additional Information.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
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TAXES

For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus.

Each Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code of 1986. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner and VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

INTERNAL REVENUE SERVICE REQUIREMENTS

The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of VA Contracts and VLI Policies. See the Statement of Additional Information for more specific information.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Fund for federal income tax purposes.

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PERFORMANCE ADVERTISING
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From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of each Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of a Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.

Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

PUBLIC FUND PERFORMANCE

The Large Cap Growth and Technology & Communications Portfolios are newly organized and do not yet have their own performance records. However, the Portfolios have the same investment objectives and follow substantially the same investment strategies as two series of a mutual fund ("public fund") whose shares are currently sold to the public and managed by the Adviser.

Set forth below is the historical performance of each of the corresponding series of the public fund. Investors should not consider the performance data of the series of the public fund as an indication of the future performance of the Large Cap Growth and Technology & Communications Portfolios. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the corresponding series of the public fund, and NOT THOSE TO BE PAID BY THE PORTFOLIOS. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Participating Insurance Company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. Additionally, although it is anticipated that each Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolios to calculate their own performance.

The following tables show average annualized total returns for the time periods shown for the series of the public fund.

LARGE CAP GROWTH PORTFOLIO


                                                         SINCE
                                             1 YEAR    INCEPTION
                                             ------    ---------

CORRESPONDING SERIES OF THE PUBLIC
  FUND
The PBHG Funds, Inc. --
  PBHG Large Cap Growth Fund..............   -1.77%     21.49%


TECHNOLOGY & COMMUNICATIONS PORTFOLIO


                                                        SINCE
                                             1 YEAR    INCEPTION
                                             ------    ---------

CORRESPONDING SERIES OF THE PUBLIC
  FUND
The PBHG Funds, Inc. --
  PBHG Technology & Communications
  Fund....................................   19.59%     30.52%


Results shown are through the period ended March 31, 1997 for each public fund series shown. The inception dates for each public fund series are April 5, 1995 for the PBHG Large Cap Growth Fund and October 2, 1995 for the PBHG Technology & Communications Fund.

PRIVATE ACCOUNT PERFORMANCE

The Growth II Portfolio is newly organized and does not yet have its own performance record. However, the Growth II Portfolio has an investment objective, policies and strategies which are substantially similar to those employed by the Adviser with respect to certain Private Accounts.

Thus, the performance information derived from these Private Accounts may be relevant to an investor. The performance of the Growth II Portfolio will vary from the Private Account composite information because the Growth II Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Code which, if applicable, may have adversely affected the performance results of the Private Account Composites.

The chart below shows performance information derived from historical composite performance of the Private Accounts included in the Pilgrim Baxter & Associates, Ltd. Mid-Cap Growth Composite. The performance figures shown represent the performance results of the composite of Private Accounts managed in a comparable manner, adjusted to reflect the deduction of the fees and expenses anticipated to be paid by the Growth II Portfolio.

The Private Account composite performance figures are time-weighted rates of return which include all income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of the Growth II Portfolio.

The following tables show performance information derived from Private Account historical composite performance reduced by anticipated Growth II Portfolio fees and expenses, as well as comparisons with the S&P 500, an unmanaged index generally considered to be representative of the stock market.

PRIVATE ACCOUNT COMPOSITE PERFORMANCE



                                                  5         10
                                      1 YEAR    YEARS      YEARS
                                      ------    ------    -------

Pilgrim Baxter &
  Assocates, Ltd. Mid-Cap
  Growth Composite*...............   -13.85%   11.42%      9.66%
S&P 500 Stock Index...............    19.88%   16.41%     13.39%


* Results shown are through the period ended March 31, 1997. The inception date is January 1, 1983 for the Pilgrim Baxter & Associates, Ltd. Mid-Cap Growth Composite.

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GENERAL INFORMATION
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THE FUND

The Fund, an open-end management investment company, was incorporated in Maryland in 1997. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional series.

Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Portfolio under federal securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

THE ADVISER

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to over $12 billion in assets. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each of the Portfolios under an investment advisory agreement with the Fund (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the investment program of each Portfolio, which includes managing and selecting investments, subject to the supervision of, and policies established by, the Board of Directors of the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of each of the Growth II and Technology & Communications Portfolios' average daily net assets and 0.75% of the Large Cap Growth Portfolio's average daily net assets. The advisory fees paid by each Portfolio are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"), with respect to each Portfolio, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to not more than 1.20% of the average daily net assets of the Growth II and Technology & Communications Portfolios and to not more than 1.10% of the average daily net assets of the Large Cap Growth Portfolio, through December 31, 1997. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the Total Operating Expense percentages described above.

THE PORTFOLIO MANAGERS

The Growth II Portfolio will be managed by Gary L. Pilgrim, CFA, and Bruce J. Muzina. Mr. Pilgrim has served as the Chief Investment Officer of the Adviser since 1990 and has been its President since 1993. Mr. Pilgrim currently manages or co-manages several series of The PBHG Funds, Inc., another mutual fund managed by the Adviser. Mr. Muzina joined the Adviser in 1985 from Citibank, where he was Vice President/Portfolio Manager of U.S. equity portfolios for international institutional accounts. His experience includes security analysis and investment research focused on health care and chemical industries, as well as pension and profit sharing portfolio management at a major advisory firm and at Philadelphia National Bank. Mr. Muzina is an honors MBA graduate of Temple University and received his undergraduate degree from Pennsylvania State University.

The Large Cap Growth Portfolio will be managed by James D. McCall. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First Maryland Bank Corporation (May 1992 to November 1994) and a portfolio manager with Provident Mutual Management, Inc. prior to that time. Mr. McCall currently manages three series of

The PBHG Funds, Inc. and has managed or co-managed such series since their inception. Mr. McCall also manages the PBHG Large Cap 20 Fund, a series of The PBHG Funds, Inc., and has done so since its inception.

John F. Force, CFA, will manage the Technology & Communications Portfolio. Mr. Force joined the Adviser in 1993 and is a portfolio manager and equity analyst for the Adviser. He currently manages the PBHG Technology & Communications Fund, a series of The PBHG Funds, Inc. Prior to joining the Adviser, Mr. Force was Vice President/Portfolio Manager at Fiduciary Management Associates from July, 1987 to September, 1992.

THE ADMINISTRATOR AND THE SUB-ADMINISTRATOR

PBHG Fund Services (the "Administrator") provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The principal place of business of the Administrator is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

SEI Fund Resources (the "Sub-Administrator"), an indirect wholly-owned subsidiary of SEI Corporation ("SEI") and an affiliate of the Fund's distributor, assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to $2.5 billion of the total average daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc., and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total average daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc. in excess of $2.5 billion.

THE TRANSFER AGENT AND SUB-TRANSFER AGENT

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund under a transfer agent agreement with the Fund.

From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in Qualified Plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), One Freedom Valley Road, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, provides the Fund with distribution services.

DIRECTORS OF THE FUND

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

CONFLICTS OF INTEREST. Each Portfolio offers its shares to VA Contracts and VLI Policies offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other. Due to differences of tax treatment and other considerations, the interests of VA Contract and VLI Policy owners participating in the Portfolios may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts to withdraw its investments in the Portfolios. As a result, the Portfolios may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolios to any VA Contract or VLI Policy or may suspend or terminate the offering of shares of the Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolios.

REPORTING

The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Katten Muchin & Zavis serves as counsel to the Fund. Coopers & Lybrand, L.L.P. serves as the independent accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A. ("Custodian"), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

MISCELLANEOUS

As of the date of this Prospectus, the Adviser, as each Portfolio's initial shareholder, owned of record or beneficially, all of the outstanding shares of each Portfolio, and may be deemed to be a controlling person of each Portfolio for purposes of the 1940 Act.

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GLOSSARY OF PERMITTED INVESTMENTS
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The following is a description of permitted investments for the Portfolios:

AMERICAN DEPOSITORY RECEIPTS ("ADRS") AND GLOBAL DEPOSITORY RECEIPTS ("GDRS") -- ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

CONVERTIBLE SECURITIES -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DEMAND INSTRUMENTS -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

DERIVATIVES -- Derivatives are securities that derive their value from other securities. The following, among others, are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

EQUITY SECURITIES -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

FORWARD FOREIGN CURRENCY CONTRACTS -- Foreign currency exchange transactions may be used to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which a Portfolio's portfolio securities are or may be denominated. Such transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into each Portfolio's long-term investment strategies. However, the Adviser believes that it is important to have the flexibility to enter into forward foreign currency contracts when it determines that the best interests of a Portfolio will be served.

When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio in question may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

Generally, a Portfolio will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Portfolio or to hedge a specific security transaction or portfolio position. If a Portfolio enters into forward foreign currency contracts to cover activities which are essentially speculative, the Portfolio will segregate cash or readily marketable securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to such contracts.

Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. Similarly, if the Adviser increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss.

FUTURES CONTRACTS -- Futures contracts are derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, securities index or currency at a specified future time and price. A Portfolio will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

ILLIQUID SECURITIES -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Portfolio has valued the security.

MORTGAGE-BACKED SECURITIES -- Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

RECEIPTS -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

REPURCHASE AGREEMENTS -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. Each Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

RESTRICTED SECURITIES -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Portfolio may invest in restricted securities that the Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Fund. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. The Fund may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolios.

TIME DEPOSIT -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon or corpus payments on such securities through a book-entry record-keeping system.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Portfolio's assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities.

                                                   Filed pursuant to Rule 497(c)
                                                   File No: 333-19497


                        PBHG INSURANCE SERIES FUND, INC.

                            PBHG GROWTH II PORTFOLIO
                         PBHG SMALL CAP VALUE PORTFOLIO
                         PBHG LARGE CAP VALUE PORTFOLIO
                   PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
                            PBHG SELECT 20 PORTFOLIO

                          PROSPECTUS DATED MAY 1, 1997

PBHG Insurance Series Fund, Inc. (the "Fund") is an open-end diversified management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized six series, five of which are available hereunder.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. The Fund's shares are offered only to insurance companies ("Participating Insurance Companies") to fund benefits under their variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

Please read this Prospectus carefully and retain it for future reference. This Prospectus should be read in conjunction with the prospectuses issued by the Participating Insurance Companies for the VA Contracts and VLI Policies that accompany this Prospectus. Additional information about the Fund and the Portfolios is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling the Fund at 1-800-347-9256. The Statement of Additional Information, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING OFFERED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS.

                               TABLE OF CONTENTS

                                                                                                              PAGE
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SUMMARY....................................................................................................     1

INVESTMENT OBJECTIVES AND POLICIES.........................................................................     3

GENERAL INVESTMENT POLICIES AND STRATEGIES.................................................................     5

RISK FACTORS...............................................................................................     7

INVESTMENT LIMITATIONS.....................................................................................     8

PURCHASES AND REDEMPTIONS..................................................................................     8

NET ASSET VALUE............................................................................................     9

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS....................................................................     9

PERFORMANCE ADVERTISING....................................................................................     9

GENERAL INFORMATION........................................................................................    11

GLOSSARY OF PERMITTED INVESTMENTS..........................................................................    15

SUMMARY
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THE FUND

     The Fund is an open-end diversified management investment company which currently offers shares of six Portfolios, five of which are available hereunder. The five available Portfolios are: the PBHG Growth II Portfolio (the "Growth II Portfolio"), PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio") and PBHG Select 20 Portfolio (the "Select 20 Portfolio"). Each of the Portfolios has distinct investment objectives and policies. See "Investment Objectives and Policies." Additional Portfolios may be added to the Fund in the future. This Prospectus will be supplemented or amended to reflect the addition of any new Portfolios.

     This summary, which provides basic information about the Portfolios and the Fund, is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

     WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS? The Growth II Portfolio seeks capital appreciation. The Small Cap Value Portfolio seeks to achieve above-average total return over a market cycle of three to five years. The Large Cap Value Portfolio seeks long-term growth of capital and income. Current income is a secondary objective. The Technology & Communications Portfolio seeks long-term growth of capital. The Select 20 Portfolio seeks long-term capital appreciation. There can be no assurance that a Portfolio will achieve its investment objective. Each Portfolio will invest primarily in a variety of equity securities in accordance with its particular investment program and policies. The Growth II Portfolio invests primarily in equity securities of small and medium capitalization companies believed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") to have an outlook for strong earnings growth and the potential for significant capital appreciation. The Small Cap Value Portfolio invests primarily in a diversified portfolio of equity securities with market capitalizations in the range of companies represented in the Russell 2000 Index which are deemed by the Adviser and Newbold's Asset Management, Inc. (the "Sub-Adviser") to be relatively undervalued based on certain proprietary measures of value. The Large Cap Value Portfolio invests primarily in a diversified portfolio of equity securities of large capitalization companies which, in the opinion of the Adviser and Sub-Adviser, are undervalued or overlooked by the market. The Technology & Communications Portfolio invests primarily in equity securities of companies, without regard to market capitalization, which rely extensively on science and technology in their product development or operations, or which are expected to benefit from technological improvements and which may be experiencing exceptional growth in sales and earnings driven by technology-related products and services. The Select 20 Portfolio invests primarily in equity securities of a limited number of larger capitalization companies (no more than 20) that are perceived by the Adviser to have a strong potential for capital appreciation.

     WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIOS? Each Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate. Each Portfolio may invest in stocks and convertible securities that may be traded in the over-the-counter market. Some of these securities may not be as liquid as exchange-listed stocks. In addition, the Growth II and Small Cap Value Portfolios invest extensively in securities of small capitalization companies and, to a lesser extent, the Technology & Communications Portfolio also invests in small or medium capitalization company stocks and, therefore, may experience greater price volatility than investment companies that invest primarily in more established, larger capitalized companies. Because the Select 20 Portfolio invests in equity securities of a relatively small number of companies, the impact of a change in value of a stock holding may be magnified. Although the Technology & Communications Portfolio will invest in the securities of technology companies in many different industries, many of these industries share common characteristics. Furthermore, equity securities of technology companies may be subject to greater price volatility than securities of companies in many other industries. Each of the Portfolios may invest in equity securities of non-U.S. issuers, which are subject to certain risks not typically associated with domestic securities. Such risks include changes in currency rates and in exchange control regulations, costs associated with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity, less government supervision of securities markets, changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits. The Portfolios also may enter into futures contracts, which are subject to special risks. When futures contracts are being used for hedging purposes, such risks include the potential of imperfect correlation between the change in the value of a futures contract purchased or sold and the market value of the securities held by the Portfolios; the possible failure to correctly predict movements in the direction of the market; and the risk that the Portfolios may not be able to close out a particular futures contract because of a lack of a liquid secondary market in such futures contract. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract. See "Investment Objectives and Policies", "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus and see "Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information.

     WHO ARE THE ADVISER AND SUB-ADVISER? Pilgrim Baxter & Associates, Ltd. serves as the investment adviser to each Portfolio. Newbold's Asset Management, Inc. serves as the investment sub-adviser to the Small Cap Value and Large Cap Value Portfolios. See "The Adviser" and "The Sub-Adviser."

     WHO ARE THE ADMINISTRATOR AND SUB-ADMINISTRATOR? PBHG Fund Services serves as the Administrator of the Fund and SEI Fund Resources, an affiliate of the Fund's distributor, serves as Sub-Administrator of the Fund. See "The Administrator and Sub-Administrator."

     WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent, dividend disbursing agent and shareholder servicing agent of the Fund. See "The Transfer Agent."

     WHO IS THE DISTRIBUTOR? SEI Financial Services Company provides the Fund with distribution services. See "The Distributor."

     HOW ARE SHARES PURCHASED AND REDEEMED? Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. See "Purchases and Redemptions."

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INVESTMENT OBJECTIVES AND POLICIES
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GROWTH II PORTFOLIO

The Growth II Portfolio seeks capital appreciation. The Portfolio will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the opinion of the Adviser, there may be times when the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets invested in convertible securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks and convertible securities of small and medium sized growth companies (market capitalization or annual revenues up to $4 billion). The average market capitalizations of holdings in the Portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the Portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $4 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the Portfolio.

The Portfolio will seek to achieve its objective by investing in companies believed by the Adviser to have an outlook for strong earnings growth and the potential for significant capital appreciation. Securities will be sold when the Adviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have somewhat greater volatility than the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Because the investment techniques employed by the Adviser are responsive to near-term earnings trends of the companies whose securities are owned by the Portfolio, portfolio turnover can be expected to be fairly high.

Normally, the Portfolio will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers (including American Depository Receipts ("ADRs")), and may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

SMALL CAP VALUE PORTFOLIO

The Small Cap Value Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks of small companies with market capitalizations in the range of companies represented in the Russell 2000 Index which are considered to be relatively undervalued based on certain proprietary measures of value.

The current market capitalization of companies in the Russell 2000 Index is typically between $100 million and $1.5 billion. It is expected that securities purchased by the Portfolio will typically exhibit lower price/earnings and price/book value ratios than the average of those in the Russell 2000 Index. Under normal circumstances, the Portfolio will be structured taking into account the economic sector weightings of the Russell 2000 Index, with the Portfolio's sector weightings normally within 10% of the sector weightings of that Index.

In selecting investments for the Portfolio, the Adviser and Sub-Adviser emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for current dividends; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Portfolio may invest in equity securities of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Sub-Adviser believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The utilization of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

In addition to the Portfolio's primary investment (i.e., 65% of its total assets) in common stocks of undervalued small capitalization companies, the Portfolio may also invest in other equity securities (i.e., preferred stocks, warrants and securities convertible into or exchangeable for common stocks) of such small capitalization issuers. The Portfolio may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions does not exceed 5% of the Portfolio's net assets and (ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Portfolio's total assets. In addition, the Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "General Investment Policies and Strategies -- Temporary Defensive Positions" below for a fuller description.

The securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including ADRs and other similar instruments. In addition, the Portfolio may purchase securities on a when-issued or delayed delivery basis.

See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

LARGE CAP VALUE PORTFOLIO

The Large Cap Value Portfolio seeks long-term growth of capital and income. Current income is a secondary objective. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in a diversified portfolio of equity securities (i.e., common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks) of large capitalization companies which, in the opinion of the Adviser and Sub-Adviser, are undervalued or overlooked by the market. Such large companies have market capitalizations in excess of $1 billion at the time of purchase.

In selecting investments for the Portfolio, the Adviser and Sub-Adviser emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value: the relationship of a company's potential earning power to the current market price of its stock; continuing dividend income and the potential for increasing dividend growth; a strong balance sheet with low financial leverage; low price/earnings ratio relative to either that company's historical results or the current ratios for other similar companies; and potential for favorable business developments. The Portfolio may invest in equity securities of companies that are considered to be financially sound and attractive investments based on their long-term operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Sub-Adviser believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to return their earnings to historical levels or otherwise increase the market price of their securities.

The equity securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including ADRs, and may also invest up to 15% of its net assets in restricted or illiquid securities. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions. For temporary or defensive purposes, the Portfolio may invest in money market securities or short-term bonds without limitation. The Portfolio may purchase securities on a when-issued or delayed delivery basis.

The utilization of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The Technology & Communications Portfolio seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of companies which rely extensively on technology or communications in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing exceptional growth in sales and earnings driven by technology- or communication-related products and services.

Such technology and communications companies may be in many different industries or fields, including computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental. As a result of this focus, the Portfolio offers investors the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments.

The Portfolio will normally be fully invested in common stocks (including ADRs) of such technology and communications companies, but also may invest in warrants and rights to purchase common stocks and debt securities and preferred stocks convertible into common stocks. Stock selections will not be based on company size, but rather on an assessment of a company's fundamental prospects. As a result, the Portfolio's stock holdings can range from small companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing and marketing such scientific advances.

Normally, the Portfolio will purchase securities traded in the U.S. or Canada on registered exchanges or in the over-the-counter market. The Portfolio may also invest, in the aggregate, up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the U.S. and Canada and, for hedging purposes, may purchase and sell options on stocks or stock indices. The Portfolio also may invest up to 15% of its net assets in illiquid securities. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

SELECT 20 PORTFOLIO

The Select 20 Portfolio seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign equity securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, and debt securities and preferred stocks that are convertible into common stocks. The Portfolio may invest in convertible debt securities rated investment grade by a nationally recognized statistical rating organization ("NRSRO") (i.e., within one of the four higher rating categories). The Adviser will consider the diversity of industries in choosing investments for the Portfolio.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of a limited number (i.e., no more than 20 stocks) of large capitalization companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Such large companies have market capitalization in excess of $1 billion. Because the Portfolio focuses on equity securities of a small number of companies, the impact of a change in value of a single stock holding may be magnified.

While it has no present intention to do so, the Portfolio reserves the right to invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks or stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.
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GENERAL INVESTMENT POLICIES AND STRATEGIES
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INVESTMENT PROCESS: GROWTH II, TECHNOLOGY & COMMUNICATIONS AND SELECT 20 PORTFOLIOS

The Adviser's investment process in managing the assets of the Growth II, Technology & Communications and Select 20 Portfolios is both quantitative and fundamental, and is focused on quality earnings growth. In seeking to identify investment opportunities for the Portfolios, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each Portfolio and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios for the Portfolios that possess strong growth characteristics. The Adviser tries to keep each such Portfolio fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the Portfolios maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

INVESTMENT PROCESS: SMALL CAP VALUE AND LARGE CAP VALUE PORTFOLIOS

The Sub-Adviser's investment process with respect to the Small Cap Value and Large Cap Value Portfolios, like that of the Adviser, is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Small Cap Value and Large Cap Value Portfolios, the Sub-Adviser first creates a universe of companies each of whose current share price is low in relation to its real worth or future prospects. Using custom designed research models and proprietary software, which incorporate certain key elements of value investing (such as consistency of dividend payment, balance sheet strength and, low stock price relative to its assets, earnings, cash flow and business franchise), the Sub-Adviser screens more than 8,000 possible companies and creates an initial universe of statistically attractive value companies. Following the creation of this universe of possible investments, the Sub-Adviser uses its strong fundamental research capabilities to carefully identify securities that are currently out of favor but which have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Once constructed, portfolios are continually monitored for change. The Sub-Adviser follows a disciplined valuation approach that requires it to sell any portfolio security that becomes overvalued relative to the market. Sales of portfolio securities are primarily triggered by the relative change in a company's price/earnings ratio. Adverse changes in other key value elements are, of course, factors that would also trigger a sale. Of course, there can be no assurance that use of these techniques will be successful.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rate for the Large Cap Value Portfolio will not exceed 100%, and with respect to the Growth II Portfolio will not exceed 150%. It is expected that under normal market conditions, the annual portfolio turnover rate for the Small Cap Value Portfolio will not exceed 200% and with respect to the Select 20 and Technology & Communications Portfolios will not exceed 300%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition, high rates of portfolio turnover may adversely affect each Portfolio's status as a "regulated investment company" ("RIC") under Section 851 of the Internal Revenue Code of 1986, as amended ("Code").

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or Sub-Adviser, as appropriate, determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information.

------------------------------------------------------
RISK FACTORS
------------------------------------------------------

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. The Growth II and Small Cap Value Portfolios invest extensively in securities issued by small capitalization companies and, in certain cases, the Technology & Communications Portfolio invests in securities of issuers with small or medium market capitalizations. While the Adviser and Sub-Adviser intend to invest in small and medium capitalization companies that have strong balance sheets and that the Adviser's and/or Sub-Adviser's research indicates should exceed consensus earnings expectations, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each of the Portfolios may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which these Portfolios invest may not be as great as that of other securities and if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

INVESTMENTS IN TECHNOLOGY COMPANIES

Equity securities of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Although the Technology & Communications Portfolio will invest in the securities of technology companies operating in various industries, many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Portfolio's investments in technology companies. For example, the technology companies in which the Technology & Communications Portfolio invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FUTURES CONTRACTS

The primary risks associated with the use of futures contracts for hedging purposes are: (i) imperfect correlations between the change in market value of the securities held by a Portfolio and the prices of futures contracts purchased or sold by a Portfolio; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position, which could have an adverse impact on a Portfolio's ability to execute futures and options strategies; and (iii) the possible failure to correctly predict movements in the direction of the market. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract.

For additional information regarding risks and permitted investments for each Portfolio, see "Glossary of Permitted Investments" and the Statement of Additional Information.

------------------------------------------------------
INVESTMENT LIMITATIONS
------------------------------------------------------

The investment objectives of each Portfolio, the investment limitations set forth below and certain investment limitations contained in the Statement of Additional Information are fundamental policies of the Portfolios. A Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio, as a fundamental policy, may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of each Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary or for emergency purposes and then only in an amount not exceeding 10% of the value of each Portfolio's total assets (except not exceeding 33 1/3% of the value of total assets with respect to the Growth II and Small Cap Value Portfolios). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making investments.

The foregoing percentages will apply at the time of the purchase of a security.

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PURCHASES AND REDEMPTIONS
------------------------------------------------------

Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy and on how to select the Portfolios as investment options for a VA Contract or VLI Policy.

PURCHASES. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in
                                        8
the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners and VLI Policy owners would be permitted to continue to authorize investments in the Portfolios.

REDEMPTIONS. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Fund or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company. Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.

------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------

Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors. See "Determination of Net Asset Value" in the Statement of Additional Information.

------------------------------------------------------
TAX STATUS, DIVIDENDS AND
DISTRIBUTIONS
------------------------------------------------------

TAXES

For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus.

Each Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner and VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

INTERNAL REVENUE SERVICE REQUIREMENTS

The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of VA Contracts and VLI Policies. See the Statement of Additional Information for more specific information.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Fund for federal income tax purposes.

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PERFORMANCE ADVERTISING
------------------------------------------------------

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of each Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of a Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.

Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

PUBLIC FUND PERFORMANCE

The Technology & Communications and Select 20 Portfolios are newly organized and do not yet have their own performance records. However, the Portfolios have the same investment objectives and follow substantially the same investment strategies as two series of a mutual fund ("public fund") whose shares are currently sold to the public and managed by the Adviser.

Set forth below is the historical performance of each of the corresponding series of the public fund. Investors should not consider the performance data of the series of the public fund as an indication of the future performance of the Technology & Communications and Select 20 Portfolios. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the corresponding series of the public fund, AND NOT THOSE TO BE PAID BY THE PORTFOLIOS. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Participating Insurance Company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. Additionally, although it is anticipated that each Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolios to calculate their own performance.

The following table for the Technology & Communications Portfolio shows average annualized total returns for the time periods shown for the corresponding series of the public fund.

                     TECHNOLOGY & COMMUNICATIONS PORTFOLIO


                                                SINCE
                                    1 YEAR    INCEPTION
                                    ------    ---------
CORRESPONDING SERIES OF THE
  PUBLIC FUND
The PBHG Funds, Inc. --
  PBHG Technology &
  Communications Fund............   19.59%      30.52%

The following table for the Select 20 Portfolio shows the aggregate total return for the time period shown for the corresponding series of the public fund.


                  SELECT 20 PORTFOLIO
                                                SINCE
                                              INCEPTION
                                               -------
CORRESPONDING SERIES OF THE PUBLIC FUND
The PBHG Funds, Inc. --
  PBHG Large Cap 20 Fund...................     -7.40%


Results shown are through the period ended March 31, 1997 for each public fund series shown. The inception dates for each public fund series are October 2, 1995 for the PBHG Technology & Communications Fund and December 2, 1996 for the PBHG Large Cap 20 Fund.

PRIVATE ACCOUNT PERFORMANCE

The Growth II Portfolio is newly organized and does not yet have its own performance record. However, the Growth II Portfolio has an investment objective, policies and strategies which are substantially similar to those employed by the Adviser with respect to certain Private Accounts.

Thus, the performance information derived from these Private Accounts may be relevant to an investor. The performance of the Growth II Portfolio will vary from the Private Account composite information because the Growth II Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Code which, if applicable, may have adversely affected the performance results of the Private Account Composites.

The chart below shows performance information derived from historical composite performance of the Private Accounts included in the Pilgrim Baxter & Associates, Ltd. Mid-Cap Growth Composite. The performance figures shown represent the performance results of the composite of Private Accounts managed in a comparable manner, adjusted to reflect the deduction of the fees and expenses anticipated to be paid by the Growth II Portfolio.

The Private Account composite performance figures are time-weighted rates of return which include all income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of the Growth II Portfolio.

The following tables show performance information derived from Private Account historical composite performance reduced by anticipated Growth II Portfolio fees and expenses, as well as comparisons with the S&P 500, an unmanaged index generally considered to be representative of the stock market.

PRIVATE ACCOUNT COMPOSITE PERFORMANCE


                        1 YEAR     5 YEARS    10 YEARS
                        -------    -------    --------

Pilgrim Baxter &
  Associates, Ltd.
  Mid-Cap Growth
  Composite*.........   -13.85%     11.42%      9.66%
S&P 500 Stock
  Index..............    19.88%     16.41%     13.39%


Results shown are through the period ended March 31, 1997. The inception date is January 1, 1983 for the Pilgrim Baxter & Associates, Ltd. Mid-Cap Growth Composite.
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GENERAL INFORMATION
------------------------------------------------------

THE FUND

The Fund, an open-end management investment company, was incorporated in Maryland in 1997. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional series.

Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Portfolio under federal securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

THE ADVISER

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to over $12 billion in assets. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each of the Portfolios under an investment advisory agreement with the Fund (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser either continuously reviews, supervises and administers the investment program of each Portfolio, which includes managing and selecting investments, or, with respect to the Small Cap Value and Large Cap Value Portfolios, oversees the investment management of the Portfolios by the Portfolios' Sub-Adviser, subject to the supervision of, and policies established by, the Board of Directors of the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the Small Cap Value Portfolio's average daily net assets, 0.85% of each of the Growth II, Technology & Communications and Select 20 Portfolios' average daily net assets and 0.65% of the Large Cap Value Portfolio's average daily net assets. The advisory fees paid by each Portfolio are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

THE SUB-ADVISER (SMALL CAP VALUE AND LARGE CAP VALUE PORTFOLIOS)

Newbold's Asset Management, Inc., 950 Haverford Road, Bryn Mawr, Pennsylvania, is a registered investment adviser that was formed in 1940. As with the Adviser, the controlling shareholder of the Sub-Adviser is UAM. The Sub-Adviser currently has discretionary management authority with respect to over $4 billion in assets. In addition to advising the Portfolios, the Sub-Adviser provides advisory services to pension and profit-sharing plans, charitable institutions, trusts, estates and other investment companies.

The Sub-Adviser serves as the investment sub-adviser for the Small Cap Value and Large Cap Value Portfolios pursuant to a sub-advisory agreement with the Fund and the Adviser ("Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Small Cap Value and Large Cap Value Portfolios, selects investments and places all orders for purchases and sales of the Portfolios' securities, subject to the general supervision of the Board of Directors of the Fund and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at an annual rate equal to 0.65% of the Small Cap Value Portfolio's average daily net assets and 0.40% of the Large Cap Value Portfolio's average daily net assets.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"), with respect to each Portfolio, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to not more than 1.20% of the average daily net assets of the Growth II, Small Cap Value, Technology & Communications and Select 20 Portfolios and to not more than 1.00% of the average daily net assets of the Large Cap Value Portfolio, through December 31, 1997. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the Total Operating Expense percentages described above.

THE PORTFOLIO MANAGERS

The Growth II Portfolio will be managed by Gary L. Pilgrim, CFA, and Bruce J. Muzina. Mr. Pilgrim has served as the Chief Investment Officer of the Adviser since 1990 and has been its President since 1993. Mr. Pilgrim currently manages or co-manages several series of The PBHG Funds, Inc., another mutual fund managed by the Adviser. Mr. Muzina joined the Adviser in 1985 from Citibank, where he was Vice President/Portfolio Manager of U.S. equity portfolios for international institutional accounts. His experience includes security analysis and investment research focused on health care and chemical industries, as well as pension and profit sharing portfolio management at a major advisory firm and at Philadelphia National Bank. Mr. Muzina is an honors MBA graduate of Temple University and received his undergraduate degree from Pennsylvania State University.

The Select 20 Portfolio will be managed by James D. McCall. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First Maryland Bank Corporation (May 1992 to November 1994) and a portfolio manager with Provident Mutual Management, Inc. prior to that time. Mr. McCall manages two series of The PBHG Funds, Inc. and has managed or co-managed such series since their inception. Mr. McCall also manages the PBHG Large Cap 20 Fund and has done so since its inception.

The Small Cap Value Portfolio will be managed by Gary D. Haubold, CFA. Mr. Haubold joined the Sub-Adviser in January 1997. Prior to joining the Sub-Adviser, Mr. Haubold was employed by Miller Anderson & Sherrerd LLP ("MAS") from 1993 until January 6, 1997. At MAS, Mr. Haubold served as the co-manager of the Mid Cap Value Portfolio of the MAS Fund and the co-manager of the Small Cap Value Portfolio of the MAS Fund. Prior to joining MAS, Mr. Haubold was Senior Vice President of Wood, Struthers & Winthrop.

The Large Cap Value Portfolio will be managed by James H. Farrell, CFA. Mr. Farrell joined the Sub-Adviser in September, 1996 and is its Chief Investment Officer. Mr. Farrell also manages another mutual fund advised by the Sub-Adviser, a series of The PBHG Funds, Inc. Prior to joining the Sub-Adviser, he was an Investment Counselor in a sole proprietorship for two years. From 1983 to 1994, he was a partner at Cashman, Farrell and Associates, an investment advisory firm.

John F. Force, CFA, will manage the Technology & Communications Portfolio. Mr. Force joined the Adviser in 1993 and is a portfolio manager and equity analyst for the Adviser. He currently manages the PBHG Technology & Communications Fund, a series of The PBHG Funds, Inc. Prior to joining the Adviser, Mr. Force was Vice President/Portfolio Manager at Fiduciary Management Associates from July, 1987 to September, 1992.

THE ADMINISTRATOR AND THE SUB-ADMINISTRATOR

PBHG Fund Services (the "Administrator") provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The principal place of business of the Administrator is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

SEI Fund Resources (the "Sub-Administrator"), an indirect wholly-owned subsidiary of SEI Corporation ("SEI") and an affiliate of the Fund's distributor, assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to $2.5 billion of the total average daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc., and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total average daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc. in excess of $2.5 billion.

THE TRANSFER AGENT AND SUB-TRANSFER AGENT

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund under a transfer agent agreement with the Fund.

From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), One Freedom Valley Road, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, provides the Fund with distribution services.

DIRECTORS OF THE FUND

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

CONFLICTS OF INTEREST. Each Portfolio offers its shares to VA Contracts and VLI Policies offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other. Due to differences of tax treatment and other considerations, the interests of VA Contract and VLI Policy owners participating in the Portfolios may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts to withdraw its investments in the Portfolios. As a result, the Portfolios may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolios to any VA Contract or VLI Policy or may suspend or terminate the offering of shares of the Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolios.

REPORTING

The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Katten Muchin & Zavis serves as counsel to the Fund. Coopers & Lybrand, L.L.P. serves as the independent accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A. ("Custodian"), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

MISCELLANEOUS

As of the date of this Prospectus, the Adviser, as each Portfolio's initial shareholder, owned of record or beneficially, all of the outstanding shares of each Portfolio, and may be deemed to be a controlling person of each Portfolio for purposes of the 1940 Act.

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GLOSSARY OF PERMITTED INVESTMENTS
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The following is a description of permitted investments for the Portfolios:

AMERICAN DEPOSITORY RECEIPTS ("ADRS") AND GLOBAL DEPOSITORY RECEIPTS ("GDRS") -- ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

CONVERTIBLE SECURITIES -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DEMAND INSTRUMENTS -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

DERIVATIVES -- Derivaties are securities that derive their value from other securities. The following, among others, are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

EQUITY SECURITIES -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

FORWARD FOREIGN CURRENCY CONTRACTS -- Foreign currency exchange transactions may be used to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which a Portfolio's portfolio securities are or may be denominated. Such transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into each Portfolio's long-term investment strategies. However, the Adviser believes that it is important to have the flexibility to enter into forward foreign currency contracts when it determines that the best interests of a Portfolio will be served.

When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio in question may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

Generally, a Portfolio will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Portfolio or to hedge a specific security transaction or portfolio position. If a Portfolio enters into forward foreign currency contracts to cover activities which are essentially speculative, the Portfolio will segregate cash or readily marketable securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to such contracts.

Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. Similarly, if the Adviser increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss.

FUTURES CONTRACTS -- Futures contracts are derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, securities index or currency at a specified future time and price. A Portfolio will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

ILLIQUID SECURITIES -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Portfolio has valued the security.

MORTGAGE-BACKED SECURITIES -- Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

RECEIPTS -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

REPURCHASE AGREEMENTS -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. Each Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Adviser and Sub-Adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

RESTRICTED SECURITIES -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Portfolio may invest in restricted securities that the Adviser or Sub-Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Fund. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. The Fund may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolios.

TIME DEPOSIT -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Portfolio's assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities.

                                     Fund:
                        PBHG INSURANCE SERIES FUND, INC.

                                  Portfolios:
                            PBHG GROWTH II PORTFOLIO
                        PBHG LARGE CAP GROWTH PORTFOLIO
                         PBHG SMALL CAP VALUE PORTFOLIO
                         PBHG LARGE CAP VALUE PORTFOLIO
                   PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
                            PBHG SELECT 20 PORTFOLIO

                              Investment Adviser:
                       PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the PBHG Insurance Series Fund, Inc. (the "Fund") and the PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio, PBHG Small Cap Value Portfolio, PBHG Large Cap Value Portfolio, PBHG Technology & Communications Portfolio and the PBHG Select 20 Portfolio (the "Portfolios"). It should be read in conjunction with the Prospectus dated May 1, 1997. The Prospectus may be obtained without charge by calling 1-800-347-9256.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
THE FUND...................................................................................................     1
DESCRIPTION OF PERMITTED INVESTMENTS.......................................................................     1
INVESTMENT LIMITATIONS.....................................................................................     7
THE ADVISER................................................................................................     8
THE SUB-ADVISER............................................................................................     9
THE ADMINISTRATOR AND SUB-ADMINISTRATOR....................................................................     9
THE DISTRIBUTOR............................................................................................    10
DIRECTORS AND OFFICERS OF THE FUND.........................................................................    11
PERFORMANCE INFORMATION....................................................................................    13
PURCHASE AND REDEMPTION OF SHARES..........................................................................    13
DETERMINATION OF NET ASSET VALUE...........................................................................    13
TAXES......................................................................................................    14
PORTFOLIO TRANSACTIONS.....................................................................................    15
DESCRIPTION OF SHARES......................................................................................    16
INFORMATION ABOUT THE TECHNOLOGY & COMMUNICATIONS PORTFOLIO................................................    16
FINANCIAL STATEMENTS.......................................................................................    17

May 1, 1997

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THE FUND
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This Statement of Additional Information relates to all Portfolios of the Fund. Each share of each Portfolio represents an equal proportionate interest in that Portfolio. See "Description of Shares." No investment in shares of a Portfolio should be made without first reading the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Portfolio. Newbold's Asset Management, Inc. ("Sub-Adviser") serves as the investment sub-adviser to the Small Cap Value and Large Cap Value Portfolios. The Adviser and the Sub-Adviser are collectively referred to herein as the "Advisers."

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DESCRIPTION OF PERMITTED INVESTMENTS
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REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by a Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Portfolio, the Fund's custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

FUTURES CONTRACTS

FUTURES TRANSACTIONS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Portfolio expects to earn interest income on its initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss.

While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, the Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. A Portfolio will not purchase or sell futures contracts unless either (1) futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. In instances involving the purchase of futures contracts by a Portfolio, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures contracts, the Portfolio will own securities the price changes of which are, in the opinion of its Advisers expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that the Portfolios are permitted to utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to a call option, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Portfolio may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable the Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that the Portfolio intends to purchase pending its ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities or securities it intends to purchase. A Portfolio will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by the Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OVER-THE-COUNTER OPTIONS. A Portfolio may enter into contracts with primary dealers with whom it may write over-the-counter options. Such contracts will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." A Portfolio has established standards of creditworthiness for these primary dealers, although the Portfolio may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Advisers will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (exchange). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. A Portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

INVESTMENT COMPANY SHARES

The Portfolios may invest in shares of money market mutual funds, to the extent set forth under "Investment Limitations" below. Since such funds pay management fees and other expenses, shareholders of a Portfolio would indirectly pay both the Portfolio's expenses and the expenses of underlying funds with respect to the Portfolio's assets invested therein. Applicable regulations prohibit a Portfolio from acquiring the securities of other investment companies that are "not part of the same group of investment companies" if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of the company; more than 5% of the Portfolio's total assets are invested in securities of any one investment company; or more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Advisers determine the liquidity of the Fund's investments and, through reports from the Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Portfolio's investments, the Advisers may consider various factors including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the market place for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Investments currently considered by a Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven (7) days, over the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, a Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

FOREIGN CURRENCY TRANSACTIONS

A Portfolio may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolios.

In connection with purchases and sales of securities denominated in foreign currencies, a Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisers expect to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. A Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisers.

A Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge", would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, each Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the Advisers' skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio if currencies do not perform as the Advisers anticipate. For example, if a currency's value rose at a time when the Advisers had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would be unable to participate in the currency's appreciation. If the Advisers hedge currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisers increase a Portfolio's exposure to a foreign currency, and that currency's value declines, a Portfolio will realize a loss. There is no assurance that the Advisers' use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time.

The policies described in this section of the Statement of Additional Information are non-fundamental policies of a Portfolio.

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INVESTMENT LIMITATIONS
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FUNDAMENTAL POLICIES

Each Portfolio has adopted certain investment restrictions which (in addition to those fundamental investment restrictions set forth in the Prospectus) are fundamental and may not be changed without approval by a majority vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

Each Portfolio may not:

1. Acquire more than 10% of the voting securities of any one issuer except that such limitation shall only apply to 75% of the Growth II Portfolio's assets.

2. Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the Portfolio's total assets (except not exceeding 33 1/3% of the value of total assets with respect to the Growth II and Small Cap Value Portfolios). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

4. Make loans, except that each Portfolio, in accordance with that Portfolio's investment objectives and policies, may (i) purchase or hold debt instruments, and (ii) enter into repurchase agreements as described in the Portfolio's prospectus and this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets, except (i) to secure temporary borrowings permitted by each Portfolio's limitation on permitted borrowings, or
(ii) in connection with permitted transactions regarding options and futures contracts.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodity contracts, except that this shall not prevent a Portfolio from (i) investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein, pursuant to the Portfolio's investment objective and policies, and (ii) entering into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Portfolio (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under the Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. Each Portfolio (as a matter of operating policy) will utilize only listed futures contracts and options thereon.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions and (ii) establish margin accounts as may be necessary in connection with the Portfolio's use of options and futures contracts.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

10. Issue senior securities (as defined in the 1940 Act) except in connection with a permitted borrowing of money or pledging, mortgaging or hypothecating assets, as described in each Portfolio's limitation on borrowing money and each Portfolio's limitation on permitted borrowings and each Portfolio's limitation on pledging, mortgaging or hypothecating assets, or as permitted by rule, regulation or order of the SEC.

11. Invest in interests in oil, gas or other mineral exploration or development programs.

12. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of each Portfolio's total assets.

13. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

NON-FUNDAMENTAL POLICIES

In addition to the foregoing, and the policies set forth in the Portfolios' Prospectus, each Portfolio has adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders.

Each Portfolio may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2. Purchase or sell puts, calls, straddles, spreads, and any combination thereof, if by reason thereof, the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

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THE ADVISER
------------------------------------------------------

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Fund or each of its Portfolios or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement obligates the Adviser to: (1) provide a program of continuous investment management for each Portfolio in accordance with the Portfolio's investment objectives, policies and limitations; (2) make investment decisions for each Portfolio; and (3) place orders to purchase and sell securities for each Portfolio, subject to the supervision of the Board of Directors. The Advisory Agreement requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Fund. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Fund. (See the Prospectus for a description of expenses borne by the Fund.)

The Adviser is entitled to a fee which is calculated daily and paid monthly. The fees to be paid under the Advisory Agreement are set forth in the Prospectus.

The Adviser has agreed to waive or limit its Advisory Fees or assume certain operating expenses of the Portfolios as described in the Prospectus.

The continuance of the Advisory Agreement with respect to each Portfolio after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement with respect to each Portfolio may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the outstanding voting securities of such Portfolio upon sixty (60) days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon sixty (60) days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

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THE SUB-ADVISER
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The Fund, on behalf of the Small Cap Value and Large Cap Value Portfolios, and the Adviser have entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Newbold's Asset Management, Inc. ("Sub-Adviser"). The Sub-Advisory Agreement provides certain limitations on the Sub-Adviser's liability, but also provides that the Sub-Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates the Sub-Adviser to: (1) manage the investment operations of the Small Cap Value and Large Cap Value Portfolios and the composition of these Portfolios' investment portfolios, including the purchase, retention and disposition thereof in accordance with these Portfolios' investment objectives, policies and limitations; (2) provide supervision of the Small Cap Value and Large Cap Value Portfolios' investments and to determine from time to time what investments and securities will be purchased, retained or sold by these Portfolios and what portion of the assets will be invested or held uninvested in cash; and (3) determine the securities to be purchased or sold by the Small Cap Value and Large Cap Value Portfolios and place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement with respect to the Small Cap Value and Large Cap Value Portfolios, respectively, after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolios and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement with respect to the Small Cap Value and Large Cap Value Portfolios may be terminated (i) by the Fund, without the payment of any penalty, by the vote of a majority of the Directors of the Fund or by the vote of a majority of the outstanding voting securities of a Portfolio, (ii) by the Adviser at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other parties, or (iii) by the Sub-Adviser at any time, without the payment of any penalty, on ninety (90) days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act).
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THE ADMINISTRATOR AND SUB-ADMINISTRATOR
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The Fund and PBHG Fund Services (the "Administrator") entered into an Administrative Services Agreement (the "Administrative Agreement") on April 1, 1997, pursuant to which the Administrator oversees the administration of the business and affairs of the Fund, including services provided to it by various third parties. The Administrator was organized as a Pennsylvania business trust and has its principal place of business at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087. Under the Administrative Agreement, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.15.% of the average daily net assets of each Portfolio of the Fund. The

Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall remain in effect until December 31, 1998 and shall thereafter continue in effect for successive periods of one year, unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Fund, the Administrator and SEI Fund Resources (the "Sub-Administrator") entered into the Sub-Administrative Services Agreement ("Sub-Administrative Agreement") on April 1, 1997 pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Fund. The Sub-Administrator is a wholly-owned subsidiary of SEI Financial Management Company ("SEI Financial"), which is a wholly-owned subsidiary of SEI Corporation ("SEI"). The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Sub-Administrator is entitled to a fee from the Administrator, which is calculated daily and paid monthly, (i) at an annual rate of 0.07% of the average daily net assets of each series of the Fund, including the Portfolios, with respect to the first $2.5 billion of the total average daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc.; and (ii) at the annual rate of 0.025% of average daily net assets of each series of the Fund, including the Portfolios, with respect to the total average daily net assets of (i) the Fund and (ii) The PBHG Funds, Inc. in excess of $2.5 billion. The Sub-Administrative Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement shall remain in effect until December 31, 1998 and shall thereafter continue in effect for successive periods of one year, unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

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THE DISTRIBUTOR
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SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Fund are parties to a distribution agreement (the "Distribution Agreement") dated April 1, 1997 pursuant to which the Distributor serves as principal underwriter for the Fund. The Distributor will receive no compensation for serving in such capacity. The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

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DIRECTORS AND OFFICERS OF THE FUND
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The management and affairs of the Fund are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The age of each Director and officer is indicated in parenthesis.

JOHN R. BARTHOLDSON (51) -- Director -- Triumph Group Holdings, Inc. (manufacturing), 1255 Drummers Lane, Suite 200, Wayne, PA 19087-1590. Chief Financial Officer and Director, the Triumph Group Holdings, Inc. since 1992. Senior Vice President and Chief Financial Officer, Lukens, Inc., 1978-1992.

HAROLD J. BAXTER (50)* -- Director -- Chairman, Chief Executive Officer and Director, the Adviser, 1255 Drummers Lane, Suite 300, Wayne, PA 19087-1590. Trustee, the Administrator since May 1996 and Director and Chief Executive Officer, Newbold's Asset Management, Inc., 950 Haverford Road, Bryn Mawr, PA 19010, since June 1996.

JETTIE M. EDWARDS (49) -- Director -- Syrus Associates, 76 Seaview Drive, Santa Barbara, California 93108. Consultant, Syrus Associates since 1986. Trustee, Provident Investment Counsel Trust (investment company) since 1992.

ALBERT A. MILLER (62) -- Director -- 7 Jennifer Drive, Holmdel, New Jersey 07733. Principal and Treasurer, JK Equipment Exporters since 1995. Advisor and Secretary, The Underwoman Shoppes Inc. (retail clothing stores) since 1980. Merchandising Group Vice President, R.H. Macy & Co. 1958-1995 (retired).

GARY PILGRIM (55) -- President -- President, Treasurer and Director, the Adviser since 1982. Trustee, the Administrator since May 1996. Director, Newbold's Asset Management, Inc., 950 Haverford Road, Bryn Mawr, PA 19010 since June 1996.

SANDRA K. ORLOW (42) -- Vice President, Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1983 and SEI Financial since June 1996.

KEVIN P. ROBINS (35) -- Vice President, Assistant Secretary -- Senior Vice President, Secretary and General Counsel of SEI, the Sub-Administrator and the Distributor since 1994. Vice President and Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1992 and SEI Financial since June 1996. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

KATHRYN L. STANTON (37) -- Vice President, Assistant Secretary -- Vice President, Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1994 and SEI Financial since June 1996. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

TODD CIPPERMAN (30) -- Vice President, Assistant Secretary -- Vice President, Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1995 and SEI Financial since June 1996. Associate, Dewey Ballantine (law firm) 1994-1995, Associate, Winston & Strawn (law firm) 1991-1994.

BARBARA A. NUGENT (40) -- Vice President, Assistant Secretary -- Vice President and Assistant Secretary, SEI since April 1996. Associate, Drinker, Biddle & Reath (law firm), 1994-1996. Assistant Vice President, Delaware Service Company, Inc. (transfer agent), 1988-1993.

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* Mr. Baxter is a Director who may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

STEPHEN G. MEYER (31) -- Chief Financial Officer and Controller -- Director of Internal Audit and Risk Management at SEI Corporation since 1992. Senior Associate at Coopers & Lybrand, LLP (accounting firm), 1990-1992.

MICHAEL J. HARRINGTON (27) -- Assistant Vice President -- Mutual Fund Coordinator, the Adviser since 1994. Secretary, the Administrator since May 1996. Account Manager, SEI, 1991-1994.

LEE T. CUMMINGS (33) -- Vice President -- Director of Mutual Fund Operations, the Adviser since 1996. Treasurer, the Administrator since May 1996. Investment Accounting Officer, Delaware Group of Funds, 1994-1996. Vice President, Fund/Plan Services, Inc., 1992-1994. Assistant Vice President, Fund/Plan Services, Inc., 1990-1992.

BRIAN BEREZNAK (35) -- Vice President and Assistant Secretary -- Trustee and President, the Administrator since May 1996, Chief Operating Officer, the Adviser from 1989 through December 31, 1996, Director, Newbold's Asset Management, Inc., 950 Haverford Road, Bryn Mawr, PA 19010 since June 1996.

JOHN M. ZERR (35) -- Vice President and Secretary -- General Counsel and Secretary, the Adviser since November 1996. General Counsel and Secretary, Newbold's Asset Management, Inc., 950 Haverford Road, Bryn Mawr, PA 19010 since November 1996. Vice President and Assistant Secretary, Delaware Management Company, Inc. and the Delaware Group of Funds, 1995-1996. Associate, Ballard Spahr Andrews & Ingersoll (law firm), 1987-1995.

JANE A. KANTER (47) -- Vice President and Assistant Secretary -- Partner, Katten Muchin & Zavis, 1025 Thomas Jefferson Street, N.W., East Lobby -- Suite 700, Washington, D.C. 20007 (law firm) since 1994. Partner, Freedman Levy Kroll & Simonds (law firm), 1987-1994.

Each current Director of the Fund who is not an "interested person" of the Fund is expected to receive the following compensation during the fiscal year ending December 31, 1997:

                                                                       PENSION OR                            TOTAL
                                                                       RETIREMENT                        COMPENSATION
                                                       AGGREGATE        BENEFITS         ESTIMATED      FROM REGISTRANT
                                                      COMPENSATION     ACCRUED AS         ANNUAL           AND FUND
                                                          FROM        PART OF FUND     BENEFITS UPON    COMPLEX PAID TO
             NAME OF PERSON, POSITION                  REGISTRANT       EXPENSES        RETIREMENT        DIRECTORS*
---------------------------------------------------   ------------    -------------    -------------    ---------------
John R. Bartholdson, Director......................     $ 16,500           N/A              N/A             $47,000
Harold J. Baxter, Director**.......................          N/A           N/A              N/A                 N/A
Jettie M. Edwards, Director........................     $ 16,500           N/A              N/A             $47,000
Albert A. Miller, Director.........................     $ 16,500           N/A              N/A             $47,000

------------------
 * The Fund is expected to pay approximately $13,000 to each Director who is not an "interested person" of the Fund for the fiscal year ending December 31, 1997. In addition, the Fund will compensate each member $500 for each Board and committee meeting attended. Each Portfolio is expected to pay its proportionate share of the total compensation, based on its total net assets relative to the total net assets of the Fund.

** Mr. Baxter is a Director who may be deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Fund.

As each Portfolio's initial shareholder, the Adviser holds all of the outstanding shares, both beneficially and of record, of each Portfolio as of the date of this Statement of Additional Information.

                            PERFORMANCE INFORMATION

From time to time, a Portfolio may advertise yield and/or total return. Such performance data for a Portfolio should be distinguished from the rate of return of a corresponding division of a Participating Insurance Company's separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. VA Contract owners and VLI Policy owners should consult their contract and policy prospectuses, respectively, for further information. The Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.

COMPUTATION OF YIELD

From time to time, a Portfolio may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = (2 (a--b/cd + 1)6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

From time to time, a Portfolio may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

                       PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Portfolio are offered on a continuous basis.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

                        DETERMINATION OF NET ASSET VALUE

The securities of each Portfolio are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the mean between the most recent bid and asked prices. However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors.

                                     TAXES

The following is only a summary of certain income tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By maintaining its qualifications as a RIC, each Portfolio intends to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

If a Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

SECTION 817 DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the VA Contracts and VLI Policies (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a VA Contract or VLI Policy owner with respect to the increase in the value of the VA Contract or VLI Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the VA Contracts and VLI Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

                             PORTFOLIO TRANSACTIONS

The Advisers are authorized to select brokers and dealers to effect securities transactions for each Portfolio. The Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisers generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Advisers seek to select brokers or dealers that offer the Portfolios best price and execution or other services which are of benefit to the Portfolios. In the case of securities traded in the over-the-counter market, the Advisers expect normally to seek to select primary market makers.

The Advisers may, consistent with the interests of the Portfolios, select brokers on the basis of the research services they provide to the Advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisers will be in addition to and not in lieu of the services required to be performed by the Advisers under the Advisory Agreement and Sub-Advisory Agreement. If, in the judgment of the Advisers, the Portfolios or other accounts managed by the Advisers will be benefitted by supplemental research services, the Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisers will not necessarily be reduced as a result of the receipt of such supplemental information, and such services may not be used exclusively, or at all, with respect to each Portfolio or account generating the brokerage, and there can be no guarantee that the Advisers will find all of such services of value in advising the Portfolios.

It is expected the Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolios on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolios for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Portfolios' or the Fund's expenses. Because shares of the Portfolios are not marketed through intermediary broker-dealers, it is not the Portfolios' practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. However, the Advisers may place orders for the purchase or sale of portfolio securities with qualified broker-dealers who refer clients to the Portfolios. The Directors, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Advisers may consider sales of Fund shares or VA Contracts and VLI Policies as a factor in the selection of dealers to execute portfolio transactions for the Fund.

The Directors have adopted a Code of Ethics governing personal trading by persons who manage, of who have access to trading activity by, the Portfolio. The Code of Ethics allows trades to be made in securities that may be held by the Portfolio, however, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information.

                             DESCRIPTION OF SHARES

The Fund is authorized to issue 500,000,000 shares of each Portfolio and to create additional portfolios of the Fund. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto.

          INFORMATION ABOUT THE TECHNOLOGY & COMMUNICATIONS PORTFOLIO

The Technology & Communications Portfolio seeks opportunities in many explosive growth fields.

COMPUTERS AND SOFTWARE

     o The Adviser believes that the home personal computer market is currently only 38% penetrated and could reach 50% penetration by the year 2000.

     o At the end of 1993, there were 50 personal computers for every 100 U.S.workers, compared to only 22 per 100 workers in Europe, 17 per 100 in Japan, and 1 per 100 in Asia Pacific -- so the Adviser believes that worldwide market for personal computers could be significant.

     o Software companies are currently averaging 30% -- 70% annual revenue growth rates.

COMMUNICATIONS

     o The Adviser believes that the wireless equipment market could grow to $20 billion over the next four years -- 20-fold increase.

     o 48% of all U.S. capital investment is in information technology, up from 35% in the early '90s and 25% in the early '80s.

     o 60% of U.S. households are wired for cable -- triple the number ten years ago.

SEMICONDUCTORS AND ELECTRONICS

     o The Adviser believes semiconductor sales growth could go as high as 20% per year from now until 2000.

     o The Adviser believes the CD-ROM market could potentially deliver a 45% compound annual growth between 1995 and 2000.

                              FINANCIAL STATEMENTS

A Statement of Assets and Liabilities of each of the Portfolios as of April 4, 1997, and the report of Coopers & Lybrand, L.L.P., Independent Accountants, with respect thereto, is set forth below.

                        PBHG INSURANCE SERIES FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES

                                 APRIL 4, 1997

                                                       LARGE CAP    SMALL CAP    LARGE CAP     TECHNOLOGY &
                                          GROWTH II     GROWTH        VALUE        VALUE      COMMUNICATIONS    SELECT 20
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO       PORTFOLIO
                                          ---------    ---------    ---------    ---------    --------------    ---------

ASSETS:

  Cash.................................    $16,700      $16,700      $16,700      $16,700        $ 16,600        $16,600
  Organizational Cost..................    $10,000      $10,000      $10,000      $10,000        $ 10,000        $10,000
                                           -------      -------      -------      -------        --------        -------

    Total Assets.......................    $26,700      $26,700      $26,700      $26,700        $ 26,600        $26,600
                                           -------      -------      -------      -------        --------        -------

LIABILITIES:

  Accrued Expenses.....................    $10,000      $10,000      $10,000      $10,000        $ 10,000        $10,000
                                           -------      -------      -------      -------        --------        -------

NET ASSETS:

  Portfolio shares (authorized
    500,000,000 shares -- $0.001 par
    value) based on 1,670, 1,670 and
    1,670 outstanding shares of common
    stock..............................    $16,700      $16,700      $16,700      $16,700        $ 16,600        $16,600
                                           -------      -------      -------      -------        --------        -------
                                           -------      -------      -------      -------        --------        -------

--------------------------------------------------------------------------------

Total Net Assets.......................    $16,700      $16,700      $16,700      $16,700        $ 16,600        $16,600

--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE..............    $ 10.00      $ 10.00      $ 10.00      $ 10.00        $  10.00        $ 10.00

The accompanying notes are an integral part of the statements of assets and liabilities.

NOTES TO STATEMENTS OF ASSETS AND LIABILITIES

APRIL 4, 1997                                   PBHG INSURANCE SERIES FUND, INC.

(1) ORGANIZATION

The PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with six series: the PBHG Growth II Portfolio (the "Growth II Portfolio"), PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio") and PBHG Select 20 Portfolio (the "Select 20 Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). To date, the Fund has had no transactions other than those relating to organization matters and the issuance of shares of common stock to Pilgrim Baxter & Associates, Ltd. (the "Adviser"). Each of the Portfolios has distinct investment objectives and policies that are described in the prospectus.

(2) SIGNIFICANT ACCOUNTING POLICIES

Organizational Costs -- All organizational costs incurred with the start up of the Portfolios will be amortized on a straight line basis over a period of sixty months commencing with operations. In the event that any of the initial shares of the Portfolio are redeemed by any holder thereof during the period that the Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Federal Income Taxes -- Each Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that such income and gains are distributed to the separate accounts of the Participating Insurance Companies and Qualified Plans which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts, VLI Policies and Qualified Plans, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and Qualified Plans and will be exempt from current taxation of the VA Contract owner, or Qualified Plan participant if left to accumulate within the VA Contract, VLI Policy or Qualified Plan.

(3)INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Small Cap Value Portfolio, 0.85% of the average daily net assets of the Growth II, Technology & Communications and Select 20 Portfolios, 0.75% of the average daily net assets of the Large Cap Growth Portfolio, and 0.65% of the average daily net assets of the Large Cap Value Portfolio.

Newbold's Asset Management, Inc. ("Newbold") serves as the sub-adviser to the Small Cap Value and Large Cap Value Portfolios. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Newbold receives a fee from the Adviser at an annual rate of 0.65% of the Small Cap Value Portfolio's average daily net assets and 0.40% of the Large Cap Value Portfolio's average daily net assets. Newbold receives no fees directly from the Small Cap Value and Large Cap Value Portfolios.

In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund (the "Expense Limitation Agreement"), with respect to each Portfolio, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to not more than 1.20% of the average daily net assets of the Growth II, Small Cap Value, Technology & Communications and Select 20 Portfolios and to not more than 1.10% and 1.00% of the average daily net assets of the Large Cap Growth and Large Cap Value Portfolios, respectively, through December 31, 1997. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the Total Operating Expense percentages described above.

PBHG Fund Services (the "Administrator"), provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund.

SEI Fund Resources (the "Sub-Administrator"), an indirect wholly-owned subsidiary of SEI Corporation (SEI) and an affiliate of the Fund's distributor, assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.025% of the average daily net assets of the Fund.

SEI Financial Services Company, a wholly-owned subsidiary of SEI, provides the Fund with distribution services.

DST Systems, Inc. serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund under a transfer agent agreement with the Fund. CoreStates Bank, N.A. serves as the custodian for the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of PBHG Insurance Series Fund, Inc.:

We have audited the accompanying Statement of Assets and Liabilities of PBHG Insurance Series Fund, Inc. (the "Fund"), comprised of the Growth II Portfolio, the Large Cap Growth Portfolio, the Small Cap Value Portfolio, the Large Cap Value Portfolio, the Technology & Communications Portfolio, and the Select 20 Portfolio, as of April 4, 1997. This financial statement is the responsibility of the Funds management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of PBHG Insurance Series Fund, Inc. as of April 4, 1997 in conformity with generally accepted accounting principles.

/s/ COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
April 8, 1997

                       [KATTEN MUCHIN & ZAVIS LETTERHEAD]
                             KATTEN MUCHIN & ZAVIS
                       1025 Thomas Jefferson Street, N.W.
                             East Lobby, Suite 700
                          Washington, D.C. 20007-5201

                                  May 30, 1997


VIA EDGAR
---------

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

     Re: PBHG Insurance Series Fund, Inc. ("Registrant")
         File Nos. 333-19497 and 811-08009
         -----------------------------------------------

Commissioners:

     Submitted herewith for filing pursuant to Rule 497(c) under the Securities Act of 1933, as amended, is a copy of the four forms of the definitive Prospectuses and the one definitive Statement of Additional Information for the Registrant.

     Please contact me at (202) 625-3781 if you have any questions concerning this filing.

                                                         Very truly yours,


                                                         /s/ Jane A. Kanter
                                                         -------------------

                                                         Jane A. Kanter


Enclosures

cc: John M. Zerr